UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08243

The Direxion Funds

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York , NY 10019

(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Name and address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period: February 28, 2013

Item 1. Reports to Stockholders.

SEMI – ANNUAL REPORT FEBRUARY 28, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxionfunds.com

BULL FUNDS	BEAR FUNDS

DOMESTIC EQUITY INDEX FUNDS
Direxion Monthly Small Cap Bull 2X Fund (DXRLX) Direxion Monthly S&P 500® Bull 2X Fund (DXSLX) Direxion Monthly NASDAQ-100® Bull 2X Fund (DXQLX)	Direxion Monthly Small Cap Bear 2X Fund (DXRSX) Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)

FIXED INCOME FUNDS
Direxion Monthly 10 Year Note Bull 2X Fund (DXKLX) Dynamic HY Bond Fund (PDHYX)	Direxion Monthly 10 Year Note Bear 2X Fund (DXKSX)

SPECIALTY FUNDS
Direxion Monthly Commodity Bull 2X Fund (DXCLX)

INTERNATIONAL FUNDS
Direxion Monthly Emerging Markets Bull 2X Fund (DXELX) Direxion Monthly China Bull 2X Fund (DXHLX) Direxion Monthly Latin America Bull 2X Fund (DXZLX)

MONEY MARKET FUNDS
U.S. Government Money Market Fund (DXMXX)

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery you can:

•	Receive email notifications when your most recent shareholder communications are available for review.
•	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll:

1.	Visit www.direxionfunds.com/edelivery

2.	Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

LETTER TO SHAREHOLDERS

Dear Shareholders,

This Semi Annual Report for the Direxion Funds (the “Funds”) covers the period of September 1, 2012 to February 28, 2013 (the “Semi Annual Period”). The Semi Annual Period was broadly characterized by rising equity indexes, interest rates remaining historically low, and periods of increased volatility. During the period equities rallied, despite some volatility during two distinct periods. First, stocks suffered setbacks during a stretch from late October through November 2012, surrounding the U.S. Presidential Election, and again in the second half of December as the potential Fiscal Cliff grew near. The S&P 500® Index, despite those brief setbacks, added 8.95% for the period, inclusive of dividends. The Financial sector within the S&P 500® Index were the largest gainers during the period, adding 16.36%; while Industrials and Healthcare also added over 12% each. The worst performing sector in the group was Information Technology, which was the only Industry sector to lose ground for the Semi Annual Period, returning -3.46%. The gains of the Financial sector during the Semi Annual Period reflected the tailwinds provided by the Federal Reserve’s Quantitative Easing program, as well as growing belief in the recovery of the domestic housing market. Although interest rates remained historically very low during the Semi Annual Period, yields on both long-term and intermediate-term U.S. government securities reached the high-end of their recent range during late January and early February 2013. Although the safe haven characteristics of U.S. Treasury securities were triggered during the equity pullback surrounding the Presidential Election, prices fell towards the end of the Semi Annual Period as markets priced a resolution to the possible Fiscal Cliff dilemma in Washington D.C, and yields rose. By late January 2013, the 10-Year Treasury Note would yield over 2%, and the 30-Year Treasury Note over 3.2%. Yields softened once more during the last week of the Semi Annual Period, closing off the highs installed in the middle of February, as Federal Reserve officials reiterated their pledge for continued purchases of Treasury Bonds under the Quantitative Easing program.

Fund Operational Review:

Except for the Dynamic HY Bond Fund and the U.S. Government Money Market Fund, the Funds are leveraged and seek to provide a calendar month return of 200% or -200% of the calendar month performance of a particular benchmark (“Leveraged Funds”). The term “calendar month” refers to the period from the close of the markets on the last business day of a given calendar month, until the close of the markets on the last business day of the subsequent calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index. If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than the calendar month, will likely deviate from the multiple of the benchmark performance for such shorter periods. The Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking calendar month leverage investment results and intend to actively monitor and manage their investments.

The Funds with the word “Bull” in their name attempt to provide investment results that correlate to 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Fund with the word “Bear” in its name attempts to provide investment results that correlate to -200% of the return of an index or benchmark, meaning that the Bear Fund attempts to move in the opposite or inverse direction of the target index or benchmark.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com

4	DIREXION SEMI-ANNUAL REPORT

In seeking to achieve each Leveraged Fund’s calendar month investment objective, Rafferty Asset Management (“Rafferty” or the “Adviser”) uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders resulting in repositioning each Fund’s investments in accordance with its calendar month investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce calendar month returns consistent with a Fund’s objective. As a consequence, if a Leveraged Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund. Each Leveraged Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Leveraged Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Leveraged Fund invests in some combination of financial instruments so it generates economic exposure consistent with the Fund’s investment objective. Financial instruments may include ETFs, stock index futures contracts, options on securities and stock indices and swap agreements. Each Leveraged Fund invests significantly in swap agreements. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

The Funds may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

The discussion below relates to the performance of the Funds for the Semi Annual Period. The Leveraged Funds seek to provide calendar month returns which are a multiple — positive or negative — of the calendar month performance of a particular benchmark. The performance of the Leveraged Funds for their respective Period is important for understanding whether these Funds meet their investment goals. A Leveraged Fund meeting its calendar month investment objective should have performance for the Period similar to the performance indicated by models based on the calendar month returns of the relevant benchmark for the Period. Direxion maintains models indicating the expected performance of each Fund in light of the path of the relevant benchmark. The models, and a description of how they work, are available on the Direxion website (www.direxionfunds.com) under Tools/Tracking Center. The models do not take into account the size of a Fund, the Fund’s expense ratio or any transaction fees associated with creating a Fund’s portfolio. A brief comparison of the actual returns versus the expected returns for each of the Funds in this Semi Annual Report follows.

Fund Performance Review:

The Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. For the Semi Annual Period, the Russell 2000 Index returned 13.02%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly Small Cap Bull 2X Fund returned 25.97%, while the model indicated an expected return of 26.92%. The Direxion Monthly Small Cap Bear 2X Fund returned -24.61%, while the model indicated an expected return of -23.36%.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com

DIREXION SEMI-ANNUAL REPORT	5

The Direxion Monthly 10 Year Note Bull 2X Fund and the Direxion Monthly 10 Year Note Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the NYSE Current 10-Year U.S. Treasury Index. The NYSE Current 10-Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-Year Treasury Note. Notes eligible for inclusion must be U.S. dollar-denominated Treasury notes with a fixed rate, non-zero coupon that are non-callable with a maturity of 10 years at issuance. For the Semi Annual Period, the NYSE Current 10 Year U.S. Treasury Index returned -1.54%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly 10 Year Note Bull 2X Fund returned -3.66%, while the model indicated an expected return of -2.29%. The Direxion Monthly 10 Year Note Bear 2X Fund returned 1.26%, while the model indicated an expected return of 2.01%.

The Direxion Monthly Commodity Bull 2X Fund seeks to provide 200% of the calendar month return of the Morgan Stanley Commodity Related Index. The Morgan Stanley® Commodity Related Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agricultural and forest products. For the Semi Annual Period, the Morgan Stanley® Commodity Related Index returned 8.03%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Commodity Bull 2X Fund returned 14.34%, while the model indicated an expected return of 16.06%.

The Direxion Monthly Emerging Markets Bull 2X Fund seeks to provide 200% of the calendar month return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. For the Semi Annual Period, the MSCI Emerging Markets IndexSM returned 12.16%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Emerging Markets Bull 2X Fund returned 19.12%, while the model indicated an expected return of 21.66%.

The Direxion Monthly China Bull 2X Fund seeks to provide 200% of the calendar month return of the FTSE/Xinhua China 25 Index. The FTSE/Xinhua China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange. The Index is weighted based on the total market value of each company so that companies with higher total market values generally have a higher representation in the Index. For the Semi Annual Period, the FTSE/Xinhua China 25 Index returned 19.56%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly China Bull 2X Fund returned 35.81%, while the model indicated an expected return of 36.91%.

The Direxion Monthly NASDAQ-100® Bull 2X Fund seeks to provide 200% of the calendar month return of the NASDAQ-100® Index. The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the NASDAQ National Market. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Semi Annual Period, the NASDAQ-100® Index returned -0.46%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100® Bull 2X Fund returned -2.45%, while the model indicated and expected return of -1.34%.

The Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the S&P 500® Index, respectively. The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks. Standard & Poor’s selects the 500 stocks comprising the S&P 500® Index on the basis of market values and industry diversification. For the Semi Annual Period, the S&P 500® Index returned 8.95%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly S&P 500® Bull 2X Fund returned 16.74%, while the model indicated an expected return of 18.26%. The Direxion Monthly S&P 500® Bear 2X Fund returned -17.60%, while the model indicated an expected return of -16.79%.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com

6	DIREXION SEMI-ANNUAL REPORT

The Direxion Monthly Latin America Bull 2X Fund seeks to provide 200% of the calendar month return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina and Chile are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America. For the Semi Annual Period, the S&P® Latin America 40 Index returned 6.21%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the Index alone should not generate expectations of performance of the Fund. The Direxion Monthly Latin America Bull 2X Fund returned 7.94%, while the model indicated an expected return of 10.29%.

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments with an emphasis on lower-quality debt. The Fund utilizes investments in high yield Exchange Traded Funds (ETFs) as a means of obtaining liquid exposure to the domestic high yield debt market, and retains the flexibility to invest in physical bonds as well as derivatives and financial instruments linked to lower-rated fixed income securities. Typically, the Fund will have 85-100% of the portfolio invested in such high yield ETFs. The Dynamic HY Bond Fund returned 3.49% during the Semi Annual Period, outperforming the Barclays U.S. Corporate High Yield Index which was flat at 0.15%. Although the return on U.S. Treasury securities were slightly down for the period, High Yield securities remained a positive investment, as investors continued to reach further along the risk spectrum in search of higher yield, bidding the prices of those securities higher.

The U.S. Government Money Market Fund is a short-term vehicle providing a useful service for those participating in our mutual fund product offerings. For the Semi Annual Period, the U.S. Government Money Market Fund returned 0.05%.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric W. Falkeis President	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

There is no guarantee the Funds will achieve their objective. Investing in funds that track an index may be more volatile than investing in broadly diversified funds. The use of leverage by a Fund means the Funds are riskier than alternatives which do not use leverage.

The views in this report were those of the Adviser as of February 28, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratios of the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly NASDAQ-100 Bull 2X Fund, Direxion Monthly S&P 500 Bull 2X Fund, Direxion Monthly S&P 500 Bear 2X Fund, and Direxion Monthly Latin America Bull 2X Fund are 1.90%, 1.90%, 1.90%, 1.90%, 1.98%, 1.90%, 1.90%, 1.90%, 1.90%, 1.90%, 1.90% and 1.90% respectively, net of any expense waivers.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual fund operating expense ratios would be 1.90% for each Fund except the Dynamic HY Bond Fund. The total annual fund operating expense ratio of the Dynamic HY Bond Fund would be 1.60%.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: April 29, 2013

DIREXION SEMI-ANNUAL REPORT	7

Expense Example

February 28, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (September 1, 2012 — February 28, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	DIREXION SEMI-ANNUAL REPORT

Expense Example Table

February 28, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period[2]
Direxion Monthly Small Cap Bull 2X Fund
Based on actual fund return	1.90%	$1,000.00	$1,259.70	$10.65
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
Direxion Monthly Small Cap Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	753.90	8.26
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
Direxion Monthly 10 Year Note Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	963.40	9.25
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
Direxion Monthly 10 Year Note Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	1,012.60	9.48
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
Dynamic HY Bond Fund
Based on actual fund return	1.60%	1,000.00	1,034.90	8.07
Based on hypothetical 5% return	1.60%	1,000.00	1,016.86	8.00
Direxion Monthly Commodity Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,143.40	10.10
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
Direxion Monthly Emerging Markets Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,191.20	10.32
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
Direxion Monthly China Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,358.10	11.11
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
U.S. Government Money Market Fund
Based on actual fund return	0.00%	1,000.00	1,000.50	—
Based on hypothetical 5% return	0.00%	1,000.00	1,024.80	—
Direxion Monthly NASDAQ-100® Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	975.50	9.31
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
Direxion Monthly S&P 500® Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,167.40	10.21
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
Direxion Monthly S&P 500® Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	824.00	8.59
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49
Direxion Monthly Latin America Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,079.40	9.80
Based on hypothetical 5% return	1.90%	1,000.00	1,015.37	9.49

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of September 1, 2012 to February 28, 2013, then divided by 365.

DIREXION SEMI-ANNUAL REPORT	9

Allocation of Portfolio Holdings

February 28, 2013 (Unaudited)

	Cash*	Investment Companies	Swaps	Total
Direxion Monthly Small Cap Bull 2X Fund	97%	—	3%	100%
Direxion Monthly Small Cap Bear 2X Fund	103%	—	(3%)	100%
Direxion Monthly 10 Year Note Bull 2X Fund	99%	—	1%	100%
Direxion Monthly 10 Year Note Bear 2X Fund	101%	—	(1%)	100%
Dynamic HY Bond Fund	2%	98%	—	100%
Direxion Monthly Commodity Bull 2X Fund	105%	—	(5%)	100%
Direxion Monthly Emerging Markets Bull 2X Fund	107%	—	(7%)	100%
Direxion Monthly China Bull 2X Fund	112%	—	(12%)	100%
U.S. Government Money Market Fund	100%	—	—	100%
Direxion Monthly NASDAQ-100® Bull 2X Fund	100%	—	0%**	100%
Direxion Monthly S&P 500® Bull 2X Fund	97%	—	3%	100%
Direxion Monthly S&P 500® Bear 2X Fund	101%	—	(1%)	100%
Direxion Monthly Latin America Bull 2X Fund	109%	—	(9%)	100%

*	Cash, cash equivalents and other assets less liabilities.

**	Percentage is less than 0.5%.

10	DIREXION SEMI-ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	9,500,622

TOTAL NET ASSETS - 100.0%	$9,500,622

Percentages are stated as a percent of net assets.

(a)	$1,890,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	20,853	$18,701,571	0.20%	12/11/2013	$322,002

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	11

Direxion Monthly Small Cap Bear 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	15,680,726

TOTAL NET ASSETS - 100.0%	$15,680,726

Percentages	are stated as a percent of net assets.

(a)	$3,070,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Russell 2000® Index	34,429	$30,947,813	(0.80%)	10/15/2013	$(472,708)

The accompanying notes are an integral part of these financial statements.

12	DIREXION SEMI-ANNUAL REPORT

Direxion Monthly 10 Year Note Bull 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	20,291,710

TOTAL NET ASSETS - 100.0%	$20,291,710

Percentages are stated as a percent of net assets.

(a)	$6,060,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NYSE Current 10 Year U.S. Treasury Index	32,456	$40,484,661	(0.55%)	2/24/2014	$163,488

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	13

Direxion Monthly 10 Year Note Bear 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	8,079,542

TOTAL NET ASSETS - 100.0%	$8,079,542

Percentages are stated as a percent of net assets.

(a)	$2,630,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NYSE Current 10 Year U.S. Treasury Index	12,894	$16,038,318	(0.15%)	2/24/2014	$(118,948)

The accompanying notes are an integral part of these financial statements.

14	DIREXION SEMI-ANNUAL REPORT

Dynamic HY Bond Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 98.1%
63,467	iShares iBoxx $ High Yield Corporate Bond Fund	$5,968,437
145,728	SPDR Barclays Capital High Yield Bond ETF	5,957,360

	TOTAL INVESTMENT COMPANIES (Cost $11,383,788)	$11,925,797

	TOTAL INVESTMENTS (Cost $11,383,788) - 98.1%	$11,925,797
	Other Assets in Excess of Liabilities - 1.9%	237,033

	TOTAL NET ASSETS - 100.0%	$12,162,830

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	15

Direxion Monthly Commodity Bull 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	10,244,005

TOTAL NET ASSETS - 100.0%	$10,244,005

Percentages are stated as a percent of net assets.

(a)	$5,390,000 of cash is held as collateral for swap contracts.

Long Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	20,685	$18,517,808	(0.54%)	3/19/2014	$(575,663)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	3,020	2,595,941	(0.54%)	4/16/2014	18,863

		23,705	$21,113,749			$(556,800)

The accompanying notes are an integral part of these financial statements.

16	DIREXION SEMI-ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	49,379,171

TOTAL NET ASSETS - 100.0%	$49,379,171

Percentages are stated as a percent of net assets.

(a)	$26,190,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Index Fund	1,372,385	$61,835,230	(1.05%)	2/19/2014	$(2,637,975)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Index Fund	783,010	34,894,684	(1.05%)	3/19/2014	(1,092,617)
Bank of America Merrill Lynch	iShares MSCI Emerging Markets Index Fund	130,433	5,605,098	(1.05%)	4/16/2014	30,533

		2,285,828	$102,335,012			$(3,700,059)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	17

Direxion Monthly China Bull 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	6,165,425

TOTAL NET ASSETS - 100.0%	$6,165,425

Percentages are stated as a percent of net assets.

(a)	$3,830,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares FTSE/Xinhua China 25 Index Fund	316,593	$13,065,855	0.30%	1/27/2014	$(730,976)

The accompanying notes are an integral part of these financial statements.

18	DIREXION SEMI-ANNUAL REPORT

U.S. Government Money Market Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
SHORT TERM INVESTMENTS - 107.0%
MONEY MARKET FUNDS - 107.0%
9,063,920	Goldman Sachs Financial Square Federal Fund, 0.02%(a)	$9,063,920

	TOTAL SHORT TERM INVESTMENTS (Cost $9,063,920)	$9,063,920

	TOTAL INVESTMENTS (Cost $9,063,920) - 107.0%	$9,063,920
	Liabilities in Excess of Other Assets - (7.0%)	(590,756)

	TOTAL NET ASSETS - 100.0%	$8,473,164

Percentages are stated as a percent of net assets.

(a)	Represents annualized seven-day yield at February 28, 2013.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	19

Direxion Monthly NASDAQ-100® Bull 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	20,397,446

TOTAL NET ASSETS - 100.0%	$20,397,446

Percentages are stated as a percent of net assets.

(a)	$4,060,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	NASDAQ-100® Index	14,894	$40,907,137	(0.15%)	11/22/2013	$(30,701)

The accompanying notes are an integral part of these financial statements.

20	DIREXION SEMI-ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	23,857,910

TOTAL NET ASSETS - 100.0%	$23,857,910

Percentages are stated as a percent of net assets.

(a)	$3,810,000 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P 500® Index	31,510	$47,086,571	(0.25%)	11/22/2013	$733,247

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	21

Direxion Monthly S&P 500® Bear 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	16,859,388

TOTAL NET ASSETS - 100.0%	$16,859,388

Percentages are stated as a percent of net assets.

(a)	$3,390,000 of cash is pledged as collateral for swap contracts.

Short Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	S&P 500® Index	22,262	$33,556,779	0.002%	10/15/2013	$(229,580)

The accompanying notes are an integral part of these financial statements.

22	DIREXION SEMI-ANNUAL REPORT

Direxion Monthly Latin America Bull 2X Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Value
No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	23,169,625

TOTAL NET ASSETS - 100.0%	$23,169,625

Percentages are stated as a percent of net assets.

(a)	$12,844,150 of cash is pledged as collateral for swap contracts.

Long Equity Swap Contracts

February 28, 2013 (Unaudited)

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	979,283	$44,312,488	(1.15%)	7/16/2014	$(1,938,501)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	73,118	3,313,995	(1.15%)	8/20/2014	(146,589)
Bank of America Merrill Lynch	iShares S&P® Latin America 40 Index Fund	16,715	723,370	(1.15%)	9/17/2014	1,218

		1,069,116	$48,349,853			$(2,083,872)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	23

Statements of Assets and Liabilities

February 28, 2013 (Unaudited)

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 10 Year Note Bull 2X Fund	Direxion Monthly 10 Year Note Bear 2X Fund
Assets:
Investments, at market value (Note 2)	$—	$—	$—	$—
Cash	7,801,229	10,266,446	13,398,204	5,628,355
Receivables:
Fund shares sold	124,712	2,872,441	1,486,122	44,400
Deposits at broker for swaps	1,890,000	3,070,000	6,060,000	2,630,000
Due from broker for swaps	13,580	—	—	—
Unrealized appreciation on swaps	322,002	—	163,488	—

Total assets	10,151,523	16,208,887	21,107,814	8,302,755

Liabilities:
Payables:
Fund shares redeemed	326,302	34,841	782,703	90,457
Due to broker for swaps	310,000	258	—	920
Unrealized depreciation on swaps	—	472,708	—	118,948
Accrued investment advisory fees	5,742	8,035	13,184	5,078
Accrued operating services fees	4,976	6,963	11,427	4,401
Accrued distribution expense	1,914	2,678	4,395	1,693
Accrued shareholder servicing fees	1,914	2,678	4,395	1,693
Other liabilities	53	—	—	23

Total liabilities	650,901	528,161	816,104	223,213

Net Assets	$9,500,622	$15,680,726	$20,291,710	$8,079,542

Net Assets Consist Of:
Capital stock	12,947,706	64,523,083	22,216,175	31,426,272
Accumulated net investment loss	(185,036)	(374,547)	(241,684)	(440,454)
Accumulated net realized loss	(3,584,050)	(47,995,102)	(1,846,269)	(22,787,328)
Net unrealized appreciation (depreciation) on:
Swaps	322,002	(472,708)	163,488	(118,948)

Total Net Assets	$9,500,622	$15,680,726	$20,291,710	$8,079,542

Calculation of Net Asset Value Per Share:
Net assets	$9,500,622	$15,680,726	$20,291,710	$8,079,542
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	164,603	2,723,821	608,095	1,432,832
Net asset value, redemption and offering price per share	$57.72	$5.76	$33.37	$5.64

Cost of Investments	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

24	DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities

February 28, 2013 (Unaudited)

	Dynamic HY Bond Fund	Direxion Monthly Commodity Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Assets:
Investments, at market value (Note 2)	$11,925,797	$—	$—
Cash	125,654	4,675,456	21,943,678
Receivables:
Fund shares sold	7,277,658	19,543	731,042
Investment securities sold	144,352	—	—
Deposits at broker for swaps	—	5,390,000	26,190,000
Due from broker for swaps	—	860,000	4,600,000
Unrealized appreciation on swaps	—	18,863	30,533
Dividends and interest	—	22	295

Total assets	19,473,461	10,963,884	53,495,548

Liabilities:
Payables:
Fund shares redeemed	20,068	12,620	22,504
Investment securities purchased	7,283,971	—	—
Due to broker for swaps	—	114,905	288,998
Unrealized depreciation on swaps	—	575,663	3,730,592
Accrued investment advisory fees	2,472	6,583	29,322
Accrued operating services fees	2,060	5,705	25,413
Accrued distribution expense	1,030	2,194	9,774
Accrued shareholder servicing fees	1,030	2,194	9,774
Other liabilities	—	15	—

Total liabilities	7,310,631	719,879	4,116,377

Net Assets	$12,162,830	$10,244,005	$49,379,171

Net Assets Consist Of:
Capital stock	25,896,472	37,418,259	82,590,837
Undistributed (Accumulated) net investment income (loss)	32,615	(334,806)	(638,080)
Accumulated net realized loss	(14,308,266)	(26,282,648)	(28,873,527)
Net unrealized appreciation (depreciation) on:
Investments	542,009	—	—
Swaps	—	(556,800)	(3,700,059)

Total Net Assets	$12,162,830	$10,244,005	$49,379,171

Calculation of Net Asset Value Per Share:
Net assets	$12,162,830	$10,244,005	$49,379,171
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	861,934	193,524	920,450
Net asset value, redemption and offering price per share	$14.1111	$52.93	$53.65

Cost of Investments	$11,383,788	$—	$—

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	25

Statements of Assets and Liabilities

February 28, 2013 (Unaudited)

	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund
Assets:
Investments, at market value (Note 2)	$—	$9,063,920
Cash	3,146,917	—
Receivables:
Fund shares sold	23,500	168,223
Deposits at broker for swaps	3,830,000	—
Due from Adviser	—	5,557
Dividends and interest	—	8

Total assets	7,000,417	9,237,708

Liabilities:
Payables:
Fund shares redeemed	18,885	758,987
Due to broker for swaps	58,689	—
Unrealized depreciation on swaps	730,976	—
Accrued investment advisory fees	10,437	—
Accrued operating services fees	9,047	3,572
Accrued distribution expense	3,479	—
Accrued shareholder servicing fees	3,479	1,985

Total liabilities	834,992	764,544

Net Assets	$6,165,425	$8,473,164

Net Assets Consist Of:
Capital stock	16,835,769	8,473,771
Undistributed (Accumulated) net investment income (loss)	(201,060)	20
Accumulated net realized loss	(9,738,308)	(627)
Net unrealized appreciation (depreciation) on:
Swaps	(730,976)	—

Total Net Assets	$6,165,425	$8,473,164

Calculation of Net Asset Value Per Share:
Net assets	$6,165,425	$8,473,164
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	166,824	8,473,191
Net asset value, redemption and offering price per share	$36.96	$1.00

Cost of Investments	$—	$9,063,920

The accompanying notes are an integral part of these financial statements.

26	DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities

February 28, 2013 (Unaudited)

	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Assets:
Investments, at market value (Note 2)	$—	$—	$—	$—
Cash	16,271,164	15,865,389	12,577,630	10,092,991
Receivables:
Fund shares sold	412,443	4,309,295	1,462,215	238,140
Deposits at broker for swaps	4,060,000	3,810,000	3,390,000	12,844,150
Due from broker for swaps	—	—	—	2,490,000
Unrealized appreciation on swaps	—	733,247	—	1,218
Dividends and interest	—	—	—	89

Total assets	20,743,607	24,717,931	17,429,845	25,666,588

Liabilities:
Payables:
Fund shares redeemed	283,613	48,332	318,495	235,701
Due to broker for swaps	—	—	393	140,256
Deposits from broker for swaps	—	770,000	—	—
Unrealized depreciation on swaps	30,701	—	229,580	2,085,090
Accrued investment advisory fees	12,562	16,408	8,679	14,177
Accrued operating services fees	10,887	14,220	7,521	12,287
Accrued distribution expense	4,188	5,469	2,893	4,726
Accrued shareholder servicing fees	4,188	5,469	2,893	4,726
Other liabilities	22	123	3	—

Total liabilities	346,161	860,021	570,457	2,496,963

Net Assets	$20,397,446	$23,857,910	$16,859,388	$23,169,625

Net Assets Consist Of:
Capital stock	31,141,261	22,249,776	67,479,920	199,550,117
Accumulated net investment loss	(241,405)	(187,491)	(151,079)	(236,445)
Undistributed (Accumulated) net realized gain (loss)	(10,471,709)	1,062,378	(50,239,873)	(174,060,175)
Net unrealized appreciation (depreciation) on:
Swaps	(30,701)	733,247	(229,580)	(2,083,872)

Total Net Assets	$20,397,446	$23,857,910	$16,859,388	$23,169,625

Calculation of Net Asset Value Per Share:
Net assets	$20,397,446	$23,857,910	$16,859,388	$23,169,625
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	174,727	452,632	1,025,850	581,990
Net asset value, redemption and offering price per share	$116.74	$52.71	$16.43	$39.81

Cost of Investments	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	27

Statements of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 10 Year Note Bull 2X Fund	Direxion Monthly 10 Year Note Bear 2X Fund
Investment Income:
Interest income	$2,607	$7,157	$8,432	$3,034

Total investment income	2,607	7,157	8,432	3,034

Expenses:
Investment advisory fees	28,513	70,907	98,730	35,920
Operating services fees	24,711	61,453	85,566	31,131
Distribution expenses	9,504	23,636	32,910	11,973
Shareholder servicing fees	9,504	23,636	32,910	11,973

Total expenses	72,232	179,632	250,116	90,997

Net investment loss	(69,625)	(172,475)	(241,684)	(87,963)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	1,861	—	—	—
Swaps	1,820,383	(4,566,711)	(1,123,053)	9,512

	1,822,244	(4,566,711)	(1,123,053)	9,512

Change in net unrealized appreciation (depreciation) on:
Swaps	215,997	592,318	(278,948)	36,273

	215,997	592,318	(278,948)	36,273

Net realized and unrealized gain (loss) on investments	2,038,241	(3,974,393)	(1,402,001)	45,785

Net increase (decrease) in net assets resulting from operations	$1,968,616	$(4,146,868)	$(1,643,685)	$(42,178)

The accompanying notes are an integral part of these financial statements.

28	DIREXION SEMI-ANNUAL REPORT

Statements of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

	Dynamic HY Bond Fund	Direxion Monthly Commodity Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Investment Income:
Dividend income	$913,800	$—	$—
Interest income	871	3,235	9,410

Total investment income	914,671	3,235	9,410

Expenses:
Investment advisory fees	107,617	46,921	148,555
Operating services fees	71,745	40,665	128,748
Distribution expenses	35,872	15,640	49,518
Shareholder servicing fees	35,872	15,640	49,518

Total expenses before waiver	251,106	118,866	376,339
Less: Expenses waived by Adviser	(21,523)	—	—

Total expenses	229,583	118,866	376,339

Net investment income (loss)	685,088	(115,631)	(366,929)

Realized and unrealized gain (loss) on investments
Net realized gain on:
Investments	2,078,943	—	—
Swaps	—	2,042,967	6,219,369

	2,078,943	2,042,967	6,219,369

Capital gain distributions from regulated investment companies	154	—	—

Change in net unrealized appreciation (depreciation) on:
Investments	(2,225,487)	—	—
Swaps	—	(168,928)	(2,296,816)

	(2,225,487)	(168,928)	(2,296,816)

Net realized and unrealized gain (loss) on investments	(146,390)	1,874,039	3,922,553

Net increase in net assets resulting from operations	$538,698	$1,758,408	$3,555,624

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	29

Statements of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund
Investment Income:
Interest income	$3,049	$6,780

Total investment income	3,049	6,780

Expenses:
Investment advisory fees	48,113	31,429
Operating services fees	41,698	28,286
Distribution expenses	16,038	—
Shareholder servicing fees	16,038	15,715

Total expenses before waiver	121,887	75,430
Less: Expenses waived by Adviser	—	(75,430)

Total expenses	121,887	—

Net investment income (loss)	(118,838)	6,780

Realized and unrealized gain (loss) on investments
Net realized gain on:
Swaps	907,521	—

	907,521	—

Change in net unrealized appreciation (depreciation) on:
Swaps	(268,910)	—

	(268,910)	—

Net realized and unrealized gain on investments	638,611	—

Net increase in net assets resulting from operations	$519,773	$6,780

The accompanying notes are an integral part of these financial statements.

30	DIREXION SEMI-ANNUAL REPORT

Statements of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Investment Income:
Interest income	$9,678	$6,835	$6,083	$7,369

Total investment income	9,678	6,835	6,083	7,369

Expenses:
Investment advisory fees	99,112	76,708	62,038	96,242
Operating services fees	85,897	66,480	53,766	83,410
Distribution expenses	33,037	25,569	20,679	32,081
Shareholder servicing fees	33,037	25,569	20,679	32,081

Total expenses	251,083	194,326	157,162	243,814

Net investment loss	(241,405)	(187,491)	(151,079)	(236,445)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	(523,211)	3,342,398	(3,543,214)	(2,549,563)

	(523,211)	3,342,398	(3,543,214)	(2,549,563)

Change in net unrealized appreciation (depreciation) on:
Swaps	(138,116)	586,957	85,714	4,935,675

	(138,116)	586,957	85,714	4,935,675

Net realized and unrealized gain (loss) on investments	(661,327)	3,929,355	(3,457,500)	2,386,112

Net increase (decrease) in net assets resulting from operations	$(902,732)	$3,741,864	$(3,608,579)	$2,149,667

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	31

Statements of Changes in Net Assets

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(69,625)	$(169,571)	$(172,475)	$(255,995)
Net realized gain (loss) on investments and swaps	1,822,244	2,076,767	(4,566,711)	(2,139,296)
Change in net unrealized appreciation (depreciation) on swaps	215,997	114,982	592,318	(418,001)

Net increase (decrease) in net assets resulting from operations	1,968,616	2,022,178	(4,146,868)	(2,813,292)

Distributions to shareholders:
Total distributions to shareholders	—	—	—	—

Capital share transactions:
Total increase (decrease) in net assets from capital share transactions(a)	451,994	(3,947,289)	(3,212,038)	18,013,285

Total increase (decrease) in net assets	2,420,610	(1,925,111)	(7,358,906)	15,199,993

Net assets:
Beginning of year/period	7,080,012	9,005,123	23,039,632	7,839,639

End of year/period	$9,500,622	$7,080,012	$15,680,726	$23,039,632

Accumulated net investment loss, end of year/period	$(185,036)	$(115,411)	$(374,547)	$(202,072)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 2X Fund				Direxion Monthly Small Cap Bear 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012		Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	650,180	$32,246,659	1,548,183	$61,462,661	8,292,048	$56,678,583	15,729,347	$145,273,826
Shares redeemed	(640,094)	(31,794,665)	(1,630,822)	(65,409,950)	(8,582,048)	(59,890,621)	(13,371,997)	(127,260,541)

Net increase (decrease)	10,086	$451,994	(82,639)	$(3,947,289)	(290,000)	$(3,212,038)	2,357,350	$18,013,285

The accompanying notes are an integral part of these financial statements.

32	DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 10 Year Note Bull 2X Fund		Direxion Monthly 10 Year Note Bear 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(241,684)	$(887,596)	$(87,963)	$(504,792)
Net realized gain (loss) on swaps	(1,123,053)	3,773,100	9,512	(6,591,938)
Change in net unrealized appreciation (depreciation) on swaps	(278,948)	393,379	36,273	588,776

Net increase (decrease) in net assets resulting from operations	(1,643,685)	3,278,883	(42,178)	(6,507,954)

Distributions to shareholders:
Net realized gain	(985,976)	(39,145)	—	—

Total distributions to shareholders	(985,976)	(39,145)	—	—

Capital share transactions:
Total increase (decrease) in net assets from capital share transactions(a)	(15,298,580)	2,567,210	(2,164,654)	(239,821)

Total increase (decrease) in net assets	(17,928,241)	5,806,948	(2,206,832)	(6,747,775)

Net assets:
Beginning of year/period	38,219,951	32,413,003	10,286,374	17,034,149

End of year/period	$20,291,710	$38,219,951	$8,079,542	$10,286,374

Accumulated net investment income loss, end of year/period	$(241,684)	$—	$(440,454)	$(352,491)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly 10 Year Note Bull 2X Fund				Direxion Monthly 10 Year Note Bear 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012		Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	2,319,730	$80,511,930	15,725,630	$534,495,790	10,273,501	$57,895,154	54,429,718	$341,022,283
Shares issued in reinvestment of distributions	28,864	972,132	1,162	38,505	—	—	—	—
Shares redeemed	(2,802,942)	(96,782,642)	(15,699,523)	(531,967,085)	(10,689,855)	(60,059,808)	(55,015,231)	(341,262,104)

Net increase (decrease)	(454,348)	$(15,298,580)	27,269	$2,567,210	(416,354)	$(2,164,654)	(585,513)	$(239,821)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	33

Statements of Changes in Net Assets

	Dynamic HY Bond Fund		Direxion Monthly Commodity Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations
Net investment income (loss)	$685,088	$9,142,708	$(115,631)	$(341,585)
Net realized gain (loss) on investments and swaps	2,078,943	(6,418,115)	2,042,967	(13,348,158)
Capital gain distributions from regulated investment companies	154	864,902	—	—
Change in net unrealized appreciation (depreciation) on investments and swaps	(2,225,487)	2,699,837	(168,928)	6,044,907

Net increase (decrease) in net assets resulting from operations	538,698	6,289,332	1,758,408	(7,644,836)

Distributions to shareholders:
Net investment income	(1,814,886)	(7,997,506)	—	—

Total distributions to shareholders	(1,814,886)	(7,997,506)	—	—

Capital share transactions:
Total increase (decrease) in net assets from capital share transactions(a)	(71,637,496)	81,232,904	(6,216,247)	(4,672,056)

Total increase (decrease) in net assets	(72,913,684)	79,524,730	(4,457,839)	(12,316,892)

Net assets:
Beginning of year/period	85,076,514	5,551,784	14,701,844	27,018,736

End of year/period	$12,162,830	$85,076,514	$10,244,005	$14,701,844

Undistributed (Accumulated) net investment income (loss), end of year/period	$32,615	$1,162,413	$(334,806)	$(219,175)

(a)	Summary of capital share transactions is as follows:

	Dynamic HY Bond Fund				Direxion Monthly Commodity Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012		Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	5,590,396	$80,774,562	79,841,383	$1,135,945,545	374,999	$19,173,379	727,058	$37,669,698
Shares issued in reinvestment of distributions	110,065	1,584,053	557,120	7,839,972	—	—	—	—
Shares redeemed	(10,672,700)	(153,996,111)	(74,962,909)	(1,062,552,613)	(499,044)	(25,389,626)	(831,749)	(42,341,754)

Net increase (decrease)	(4,972,239)	$(71,637,496)	5,435,594	$81,232,904	(124,045)	$(6,216,247)	(104,691)	$(4,672,056)

The accompanying notes are an integral part of these financial statements.

34	DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Emerging Markets Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(366,929)	$(364,411)
Net realized gain on swaps	6,219,369	2,065,512
Change in net unrealized appreciation (depreciation) on swaps	(2,296,816)	(2,683,119)

Net increase (decrease) in net assets resulting from operations	3,555,624	(982,018)

Distributions to shareholders:
Total distributions to shareholders	—	—

Capital share transactions:
Total increase in net assets from capital share transactions(a)	7,811,103	21,078,838

Total increase in net assets	11,366,727	20,096,820

Net assets:
Beginning of year/period	38,012,444	17,915,624

End of year/period	$49,379,171	$38,012,444

Accumulated net investment loss, end of year/period	$(638,080)	$(271,151)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Emerging Markets Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012
	Shares	Value	Shares	Value
Shares sold	1,624,406	$86,846,763	6,084,225	$292,864,204
Shares redeemed	(1,547,936)	(79,035,660)	(5,541,399)	(271,785,366)

Net increase	76,470	$7,811,103	542,826	$21,078,838

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	35

Statements of Changes in Net Assets

	Direxion Monthly China Bull 2X Fund		U.S. Government Money Market Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations
Net investment income (loss)	$(118,838)	$(121,982)	$6,780	$15,210
Net realized gain (loss) on swaps	907,521	(2,444,667)	—	—
Change in net unrealized appreciation (depreciation) on swaps	(268,910)	(703,271)	—	—

Net increase (decrease) in net assets resulting from operations	519,773	(3,269,920)	6,780	15,210

Distributions to shareholders:
Net investment income	—	—	(6,780)	(15,801)

Total distributions to shareholders	—	—	(6,780)	(15,801)

Capital share transactions:
Total increase (decrease) in net assets from capital share transactions(a)	69,189	1,898,913	(9,777,065)	(1,847,355)

Total increase (decrease) in net assets	588,962	(1,371,007)	(9,777,065)	(1,847,946)

Net assets:
Beginning of year/period	5,576,463	6,947,470	18,250,229	20,098,175

End of year/period	$6,165,425	$5,576,463	$8,473,164	$18,250,229

Undistributed (Accumulated) net investment income (loss), end of year/period	$(201,060)	$(82,222)	$20	$20

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly China Bull 2X Fund				U.S. Government Money Market Fund
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012		Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,539,977	$58,235,868	2,035,570	$65,280,456	66,684,258	$66,684,260	466,887,084	$466,887,672
Shares issued in reinvestment of distributions	—	—	—	—	6,353	6,353	12,089	12,089
Shares redeemed	(1,578,078)	(58,166,679)	(2,000,198)	(63,381,543)	(76,467,678)	(76,467,678)	(468,747,114)	(468,747,116)

Net increase (decrease)	(38,101)	$69,189	35,372	$1,898,913	(9,777,067)	$(9,777,065)	(1,847,941)	$(1,847,355)

The accompanying notes are an integral part of these financial statements.

36	DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(241,405)	$(155,468)	$(332,459)
Net realized gain (loss) on swaps	(523,211)	234,489	3,089,029
Change in net unrealized appreciation (depreciation) on swaps	(138,116)	390,683	(907,925)

Net increase (decrease) in net assets resulting from operations	(902,732)	469,704	1,848,645

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	(5,111,642)	(3,298,988)	5,992,068

Total increase (decrease) in net assets	(6,014,374)	(2,829,284)	7,840,713

Net assets:
Beginning of year/period	26,411,820	29,241,104	21,400,391

End of year/period	$20,397,446	$26,411,820	$29,241,104

Accumulated net investment loss, end of year/period	$(241,405)	$—	$(135,210)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)		May 1, 2012 to August 31, 2012		Year Ended April 30, 2012
	Shares	Value	Shares	Value	Shares	Value
Shares sold	489,431	$56,337,752	245,073	$26,709,387	984,596	$94,275,537
Shares redeemed	(535,402)	(61,449,394)	(275,583)	(30,008,375)	(962,469)	(88,283,469)

Net increase (decrease)	(45,971)	$(5,111,642)	(30,510)	$(3,298,988)	22,127	$5,992,068

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	37

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(187,491)	$(103,905)	$(365,320)
Net realized gain (loss) on swaps	3,342,398	768,673	(564,412)
Change in net unrealized appreciation (depreciation) on swaps	586,957	(315,999)	232,912

Net increase (decrease) in net assets resulting from operations	3,741,864	348,769	(696,820)

Distributions to shareholders:
Net realized gain	(968,480)	—	(1,704,431)

Total distributions to shareholders	(968,480)	—	(1,704,431)

Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	5,553,416	(4,527,984)	1,876,936

Total increase (decrease) in net assets	8,326,800	(4,179,215)	(524,315)

Net assets:
Beginning of year/period	15,531,110	19,710,325	20,234,640

End of year/period	$23,857,910	$15,531,110	$19,710,325

Accumulated net investment loss, end of year/period	$(187,491)	$(94,280)	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)		May 1, 2012 to August 31, 2012		Year Ended April 30, 2012
	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,911,846	$92,278,205	990,683	$42,578,837	5,773,534	$246,300,783
Shares issued in reinvestment of distributions	19,714	942,533	—	—	40,502	1,628,656
Shares redeemed	(1,810,838)	(87,667,322)	(1,085,898)	(47,106,821)	(5,795,885)	(246,052,503)

Net increase (decrease)	120,722	$5,553,416	(95,215)	$(4,527,984)	18,151	$1,876,936

The accompanying notes are an integral part of these financial statements.

38	DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bear 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(151,079)	$(86,996)	$(345,615)
Net realized loss on swaps	(3,543,214)	(176,378)	(8,003,534)
Change in net unrealized appreciation (depreciation) on swaps	85,714	(242,310)	605,172

Net increase (decrease) in net assets resulting from operations	(3,608,579)	(505,684)	(7,743,977)

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	9,487,147	(1,829,145)	11,194,170

Total increase (decrease) in net assets	5,878,568	(2,334,829)	3,450,193

Net assets:
Beginning of year/period	10,980,820	13,315,649	9,865,456

End of year/period	$16,859,388	$10,980,820	$13,315,649

Accumulated net investment loss, end of year/period	$(151,079)	$—	$(85,123)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bear 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)		May 1, 2012 to August 31, 2012		Year Ended April 30, 2012
	Shares	Value	Shares	Value	Shares	Value
Shares sold	3,477,365	$64,168,952	2,370,033	$51,858,718	7,987,660	$225,455,973
Shares redeemed	(3,002,300)	(54,681,805)	(2,452,655)	(53,687,863)	(7,741,656)	(214,261,803)

Net increase (decrease)	475,065	$9,487,147	(82,622)	$(1,829,145)	246,004	$11,194,170

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	39

Statements of Changes in Net Assets

	Direxion Monthly Latin America Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	May 1, 2012 to August 31, 2012	Year Ended April 30, 2012
Increase (Decrease) in net assets from:
Operations
Net investment loss	$(236,445)	$(167,978)	$(792,519)
Net realized loss on swaps	(2,549,563)	(4,262,436)	(14,849,182)
Change in net unrealized appreciation (depreciation) on swaps	4,935,675	(1,539,906)	(6,705,157)

Net increase (decrease) in net assets resulting from operations	2,149,667	(5,970,320)	(22,346,858)

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Total decrease in net assets from net change in capital share transactions(a)	(6,109,825)	(1,239,843)	(11,662,564)

Total decrease in net assets	(3,960,158)	(7,210,163)	(34,009,422)

Net assets:
Beginning of year/period	27,129,783	34,339,946	68,349,368

End of year/period	$23,169,625	$27,129,783	$34,339,946

Accumulated net investment loss, end of year/period	$(236,445)	$—	$(233,871)

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Latin America Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)		May 1, 2012 to August 31, 2012		Year Ended April 30, 2012
	Shares	Value	Shares	Value	Shares	Value
Shares sold	254,843	$10,081,719	271,300	$9,991,022	949,900	$45,634,808
Shares redeemed	(408,378)	(16,191,544)	(299,432)	(11,230,865)	(1,195,236)	(57,297,372)

Net decrease	(153,535)	$(6,109,825)	(28,132)	$(1,239,843)	(245,336)	$(11,662,564)

The accompanying notes are an integral part of these financial statements.

40	DIREXION SEMI-ANNUAL REPORT

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Invest ments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distrib u tions	Net Asset Value, End of Year/Period	Total Return[3]		Net Assets, End of Year/ Period (,000)	Including Short Dividends		Excluding Short Dividends		Net Investment Income (Loss) After Expense Reimbur sement/ Recoupment[1]		Portfolio Turnover Rate[4]
													Total Expenses[1]	Net Expenses[1]	Total Expenses[1]	Net Expenses[1]
Direxion Monthly Small Cap Bull 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	$45.82	$(0.46)	$12.36	$11.90	$—	$—	$—	$—	$57.72	25.97%	[11]	$9,501	—	—	1.90%	1.90%	(1.83%	)	0%	[11]
Year ended August 31, 2012	37.97	(0.76)	8.61	7.85	—	—	—	—	45.82	20.67%		7,080	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2011	26.78	(0.81)	12.00	11.19	—	—	—	—	37.97	41.78%		9,005	—	—	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2010	24.54	(0.57)	2.81	2.24	—	—	—	—	26.78	9.13%		6,510	—	—	1.90%	1.90%	(1.80%	)	0%
Year ended August 31, 2009	80.66	(0.25)	(55.87)	(56.12)	—	—	—	—	24.54	(69.58%	)	14,559	—	—	2.16%	1.89%	(1.31%	)	0%
Year ended August 31, 2008	120.08	1.10	(31.22)	(30.12)	(9.30)	—	—	(9.30)	80.66	(26.31%	)	5,653	—	—	2.50%	1.75%	1.24%		723%
Direxion Monthly Small Cap Bear 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	7.64	(0.06)	(1.82)	(1.88)	—	—	—	—	5.76	(24.61%	)[11]	15,681	—	—	1.90%	1.90%	(1.82%	)	0%	[11]
Year ended August 31, 2012	11.94	(0.16)	(4.14)	(4.30)	—	—	—	—	7.64	(36.01%	)	23,040	—	—	1.90%	1.90%	(1.85%	)	0%
Year ended August 31, 2011	20.84	(0.22)	(8.68)	(8.90)	—	—	—	—	11.94	(42.71%	)	7,840	—	—	1.90%	1.88%	(1.80%	)[5]	0%
Year ended August 31, 2010	29.50	(0.35)	(8.31)	(8.66)	—	—	—	—	20.84	(29.36%	)	32,297	—	—	1.90%	1.90%	(1.78%	)	0%
Year ended August 31, 2009	102.00	(0.80)	(2.50)	(3.30)	(8.20)	—	(61.00)	(69.20)	29.50	(48.97%	)	5,055	—	—	2.20%	1.86%	(1.18%	)	0%
Year ended August 31, 2008	116.10	1.70	(11.60)	(9.90)	(4.20)	—	—	(4.20)	102.00	(8.95%	)	13,365	—	—	2.27%	1.75%	1.39%		0%
Direxion Monthly 10 Year Note Bull 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	35.97	(0.32)	(0.99)	(1.31)	—	(1.29)	—	(1.29)	33.37	(3.66%	)[11]	20,292	—	—	1.90%	1.90%	(1.84%	)	0%	[11]
Year ended August 31, 2012	31.31	(0.64)	5.34	4.70	—	(0.04)	—	(0.04)	35.97	15.02%		38,220	—	—	1.90%	1.90%	(1.85%	)	0%
Year ended August 31, 2011	31.57	(0.51)	2.29	1.78	—	(2.04)	—	(2.04)	31.31	7.07%		32,413	—	—	1.90%	1.90%	(1.83%	)	0%
Year ended August 31, 2010	27.36	(0.44)	5.57	5.13	—	(0.92)	—	(0.92)	31.57	19.41%		36,457	—	—	1.90%	1.90%	(1.63%	)	1,445%
Year ended August 31, 2009	24.14	0.23	2.99	3.22	—	—	—	—	27.36	13.34%		24,451	—	—	1.73%	1.77%	0.88%		2,327%
Year ended August 31, 2008	20.12	0.40	4.35	4.75	(0.11)	(0.62)	—	(0.73)	24.14	24.07%		28,555	—	—	1.77%	1.75%	1.70%		2,086%
Direxion Monthly 10 Year Note Bear 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	5.56	(0.05)	0.13	0.08	—	—	—	—	5.64	1.26%	[11]	8,080	—	—	1.90%	1.90%	(1.84%	)	0%	[11]
Year ended August 31, 2012	7.00	(0.12)	(1.32)	(1.44)	—	—	—	—	5.56	(20.57%	)	10,286	—	—	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2011	8.27	(0.16)	(1.11)	(1.27)	—	—	—	—	7.00	(15.36%	)	17,034	—	—	1.90%	1.90%	(1.83%	)	0%
Year ended August 31, 2010	10.89	(0.20)[6]	(2.42)	(2.62)	—	—	—	—	8.27	(24.06%	)	16,024	2.04%	2.04%	1.90%	1.90%	(1.94%	)[7]	0%
Year ended August 31, 2009	13.82	(0.76)[6]	(2.17)	(2.93)	—	—	—	—	10.89	(21.20%	)	15,721	7.23%	7.18%	1.85%	1.80%	(6.78%	)[7]	0%
Year ended August 31, 2008	17.57	(0.31)[6]	(3.26)	(3.57)	(0.04)	—	(0.14)	(0.18)	13.82	(20.46%	)	37,471	8.02%	7.88%	1.89%	1.75%	(2.09%	)[7]	0%
Dynamic HY Bond Fund
Six Months Ended February 28, 2013 (Unaudited)	14.5824	0.3495	0.1449	0.4944	(0.9657)	—	—	(0.9657)	14.1111	3.49%	[11]	12,163	—	—	1.75%	1.60%	4.77%	[8]	256%	[11]
Year ended August 31, 2012	13.93	0.6559	0.4901	1.1460	(0.4936)	—	—	(0.4936)	14.5824	8.41%		85,077	—	—	1.75%	1.60%	4.64%	[8]	508%
Year ended August 31, 2011	14.07	0.35	0.41	0.76	(0.90)	—	—	(0.90)	13.93	5.48%		5,552	—	—	1.86%	1.84%	2.34%	[8]	995%
Year ended August 31, 2010	13.53	(0.26)	1.45	1.19	(0.65)	—	—	(0.65)	14.07	8.82%		7,708	—	—	1.85%	1.85%	(1.74%	)	0%
Year ended August 31, 2009	16.38	(0.17)[9]	(1.57)	(1.74)	(1.11)	—	—	(1.11)	13.53	(10.73%	)	29,206	1.75%	1.73%	1.75%	1.73%	(1.24%	)[10]	889%
Year ended August 31, 2008	18.67	0.32	(1.38)	(1.06)	(1.23)	—	—	(1.23)	16.38	(5.85%	)	25,924	—	—	1.74%	1.74%	1.80%		241%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2011 was (1.82%).
[6]	Net investment income (loss) before interest on short positions for the years ended August 31, 2010, 2009 and 2008 were $(0.18), $0.05 and $0.59, respectively.
[7]

Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2010, 2009 and 2008 were (1.81%), (1.40%) and 4.04%, respectively.

[8]

Net investment income (loss) ratio before expense reimbursement/recoupment for the six months ended February 28, 2013 and the years ended August 31, 2012 and August 31, 2011 was 4.62%, 4.49% and 2.32%, respectively.

[9]	Net investment income (loss) before interest on short positions for the year ended August 31, 2009 was $(0.17).
[10]	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2009 was (1.24)%.
[11]	Not annualized.

DIREXION SEMI-ANNUAL REPORT	41

Financial Highlights

															RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Begin ning of Year/ Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income		Distrib utions from Realized Capital Gains	Return of Capital Distribution	Total Distributions		Net Asset Value, End of Year/Period	Total Return[3]		Net Assets, End of Year/ Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investment Income ( Loss) After Expense Reimburs ement/ Recoupment[1]		Portfolio Turnover Rate[4]

Direxion Monthly Commodity Bull 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	$46.29	$(0.47)	$7.11	$6.64	$—		$—	$—	$—		$52.93	$14.34%	[8]	$10,244	1.90%	1.90%	(1.85%	)	0%	[8]
Year ended August 31, 2012	63.99	(0.96)	(16.74)	(17.70)	—		—	—	—		46.29	(27.66%	)	14,702	1.90%	1.90%	(1.86%	)	0%
Year ended August 31, 2011	44.09	(1.32)	21.22	19.90	—		—	—	—		63.99	45.13%		27,019	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2010	36.85	(0.87)	8.11	7.24	—		—	—	—		44.09	19.65%		20,969	1.90%	1.90%	(1.80%	)	0%
Year ended August 31, 2009	90.21	(0.32)	(53.04)	(53.36)	—		—	—	—		36.85	(59.15%	)	20,152	1.96%	1.88%	1.07%		30%
Year ended August 31, 2008	96.06	0.39	10.68	11.07	(16.44)		(0.48)	—	(16.92)		90.21	10.93%		43,081	1.78%	1.75%	0.35%		168%
Direxion Monthly Emerging Markets Bull 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	45.04	(0.48)	9.09	8.61	—		—	—	—		53.65	19.12%	[8]	49,379	1.90%	1.90%	(1.85%	)	0%	[8]
Year ended August 31, 2012	59.49	(0.90)	(13.55)	(14.45)	—		—	—	—		45.04	(24.29%	)	38,012	1.90%	1.90%	(1.87%	)	0%
Year ended August 31, 2011	54.87	(1.34)	5.96	4.62	—		—	—	—		59.49	8.42%		17,916	1.90%	1.90%	(1.84%	)	0%
Year ended August 31, 2010	45.45	(1.06)	10.48	9.42	—		—	—	—		54.87	20.73%		29,942	1.90%	1.90%	(1.83%	)	241%
Year ended August 31, 2009	106.45	(0.44)	(60.42)	(60.86)	—		—	(0.14)	(0.14)		45.45	(57.08%	)	24,028	1.89%	1.89%	(1.34%	)	1,643%
Year ended August 31, 2008	194.45	1.45	(38.75)	(37.30)	(1.80)		(22.15)	(26.75)	(50.70)		106.45	(27.82%	)	22,290	1.75%	1.75%	0.85%		2,796%
Direxion Monthly China Bull 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	27.21	(0.35)	10.10	9.75	—		—	—	—		36.96	35.81%	[8]	6,165	1.90%	1.90%	(1.85%	)	0%	[8]
Year ended August 31, 2012	40.98	(0.60)	(13.17)	(13.77)	—		—	—	—		27.21	(33.60%	)	5,576	1.90%	1.90%	(1.87%	)	0%
Year ended August 31, 2011	42.85	(0.93)	(0.94)	(1.87)	—		—	—	—		40.98	(4.36%	)	6,947	1.90%	1.90%	(1.83%	)	0%
Year ended August 31, 2010	43.69	(0.88)	0.04	(0.84)	—		—	—	—		42.85	(1.92%	)	11,191	1.90%	1.90%	(1.80%	)	0%
Year ended August 31, 2009	100.92	(0.53)	(56.60)	(57.13)	(0.09)		—	(0.01)	(0.10)		43.69	(56.58%	)	14,453	2.14%	1.90%	(1.54%	)	3,606%
December 3, 2007[7] to August 31, 2008	240.00	0.48	(139.56)	(139.08)	—		—	—	—		100.92	(57.95%	)[8]	6,295	2.81%	1.75%	0.46%		2,204%	[8]
U.S. Government Money Market Fund
Six Months Ended February 28, 2013 (Unaudited)	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.05%	[8]	8,473	1.20%	0.00%	0.11%	[6]	0%	[8]
Year ended August 31, 2012	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.07%		18,250	1.20%	0.00%	0.06%	[6]	0%
Year ended August 31, 2011	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.10%		20,098	1.20%	0.04%	0.06%	[6]	0%
Year ended August 31, 2010	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.06%		60,741	1.20%	0.05%	0.06%		0%
Year ended August 31, 2009	1.00	— [5]	—	— [5]	—	[5]	—	—	—	[5]	1.00	0.23%		49,355	1.29%	0.64%	0.24%		0%
Year ended August 31, 2008	1.00	0.02	—	0.02	(0.02)		—	—	(0.02)		1.00	2.23%		91,270	1.10%	0.99%	1.91%		0%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Amount is less than $0.01 per share.
[6]

Net investment income (loss) ratio before expense reimbursement for the six months ended February 28, 2013 and the years ended August 31, 2012 and August 31, 2011 was (1.09%), (1.14%) and (1.10%), respectively.

[7]	Commencement of operations.
[8]	Not annualized.

42	DIREXION SEMI-ANNUAL REPORT

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Invest ments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/Period	Total Return[3]		Net Assets, End of Year/Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investm ent Income (Loss) After Expense Reimburs ement/ Recoup ment[1]		Portfolio Turnover Rate[4]
Direxion Monthly NASDAQ-100® Bull 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	$119.67	$(1.05)	$(1.88)	$(2.93)	$—	$—	$—	$—	$116.74	(2.45%	)[5]	$20,397	1.90%	1.90%	(1.83%	)	0%	[5]
Period Ended August 31, 2012[6]	116.40	(0.66)	3.93	3.27	—	—	—	—	119.67	2.81%	[5]	26,412	1.90%	1.90%	(1.83%	)	0%	[5]
Year Ended April 30, 2012	93.42	(1.73)	24.71	22.98	—	—	—	—	116.40	24.60%		29,241	1.90%	1.90%	(1.87%	)	0%
Year ended April 30, 2011	67.85	(1.28)	26.85	25.57	—	—	—	—	93.42	37.69%		21,400	1.90%	1.90%	(1.80%	)	0%
Year ended April 30, 2010	31.57	(0.88)	37.16	36.28	—	—	—	—	67.85	114.92%		27,517	1.95%	1.91%	(1.77%	)	0%
Year ended April 30, 2009	112.07	(0.15)	(79.02)	(79.17)	—	(1.31)	(0.02)	(1.33)	31.57	(70.49%	)	26,156	1.93%	1.81%	(0.38%	)	83%
Year ended April 30, 2008	144.55	3.08	(15.54)	(12.46)	(7.07)	(12.95)	—	(20.02)	112.07	(11.69%	)	21,530	2.35%	1.75%	2.22%		28%
Direxion Monthly S&P 500® Bull 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	46.79	(0.45)	8.10	7.65	—	(1.73)	—	(1.73)	52.71	16.74%	[5]	23,858	1.90%	1.90%	(1.83%	)	0%	[5]
Period Ended August 31, 2012[6]	46.15	(0.27)	0.91	0.64	—	—	—	—	46.79	1.39%	[5]	15,531	1.90%	1.90%	(1.83%	)	0%	[5]
Year Ended April 30, 2012	49.48	(0.89)	2.06	1.17	—	(4.50)	—	(4.50)	46.15	3.94%		19,710	2.11%	2.11%	(2.09%	)	0%
Year ended April 30, 2011	38.25	(0.69)	11.92	11.23	—	—	—	—	49.48	29.36%		20,235	1.90%	1.90%	(1.81%	)	0%
Year ended April 30, 2010	19.37	(0.44)	19.32	18.88	—	—	—	—	38.25	97.47%		16,857	1.93%	1.87%	(1.67%	)	0%
Year ended April 30, 2009	90.05	(0.21)	(70.46)	(70.67)	—	—	(0.01)	(0.01)	19.37	(78.48%	)	42,611	1.81%	1.85%	(0.95%	)	578%
Year ended April 30, 2008	119.40	2.50	(31.00)	(28.50)	—	—	(0.85)	(0.85)	90.05	(23.97%	)	19,608	2.46%	1.75%	2.35%		190%
Direxion Monthly S&P 500® Bear 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	19.94	(0.17)	(3.34)	(3.51)	—	—	—	—	16.43	(17.60%	)[5]	16,859	1.90%	1.90%	(1.83%	)	0%	[5]
Period Ended August 31, 2012[6]	21.02	(0.14)	(0.94)	(1.08)	—	—	—	—	19.94	(5.14%	)[5]	10,981	1.90%	1.90%	(1.83%	)	0%	[5]
Year Ended April 30, 2012	25.47	(0.51)	(3.94)	(4.45)	—	—	—	—	21.02	(17.47%	)	13,316	1.90%	1.90%	(1.88%	)	0%
Year ended April 30, 2011	39.43	(0.68)	(13.28)	(13.96)	—	—	—	—	25.47	(35.40%	)	9,865	1.90%	1.90%	(1.79%	)	0%
Year ended April 30, 2010	96.60	(0.95)	(56.22)	(57.17)	—	—	—	—	39.43	(59.18%	)	10,168	1.98%	1.91%	(1.75%	)	0%
Year ended April 30, 2009	80.25	(0.75)	22.65	21.90	(5.55)	—	—	(5.55)	96.60	25.39%		26,885	1.93%	1.80%	(0.66%	)	195%
Year ended April 30, 2008	73.90	1.70	4.65	6.35	—	—	—	—	80.25	8.59%		8,996	2.44%	1.75%	2.10%		168%
Direxion Monthly Latin America Bull 2X Fund
Six Months Ended February 28, 2013 (Unaudited)	36.88	(0.36)	3.29	2.93	—	—	—	—	39.81	7.94%	[5]	23,170	1.90%	1.90%	(1.84%	)	0%	[5]
Period Ended August 31, 2012[6]	44.97	(0.23)	(7.86)	(8.09)	—	—	—	—	36.88	(17.99%	)[5]	27,130	1.90%	1.90%	(1.81%	)	0%	[5]
Year Ended April 30, 2012	67.74	(0.91)	(21.86)	(22.77)	—	—	—	—	44.97	(33.61%	)	34,340	1.90%	1.90%	(1.87%	)	0%
Year ended April 30, 2011	55.20	(1.02)	13.56	12.54	—	—	—	—	67.74	22.72%		68,349	1.90%	1.90%	(1.79%	)	0%
Year ended April 30, 2010	23.45	(0.84)	32.59	31.75	—	—	—	—	55.20	135.39%		103,050	1.90%	1.91%	(1.83%	)	0%
Year ended April 30, 2009	177.90	0.30	(151.98)	(151.68)	(0.32)	—	(2.45)	(2.77)	23.45	(85.09%	)	44,601	1.82%	1.75%	0.41%		120%
Year ended April 30, 2008	120.80	0.90	86.60	87.50	(20.30)	(10.10)	—	(30.40)	177.90	79.77%		283,141	1.64%	1.67%	0.57%		521%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Not annualized.
[6]	Represents the period from May 1, 2012 to August 31, 2012.

DIREXION SEMI-ANNUAL REPORT	43

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2013 (Unaudited)

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 21 series, of which 13 are included in this report: Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly China Bull 2X Fund, U.S. Government Money Market Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, and Direxion Monthly Latin America Bull 2X Fund (each a “Fund” and collectively, the “Funds”). Each Fund (other than the U.S. Government Money Market Fund) is a non-diversified series of the Trust pursuant to the 1940 Act. The 13 Funds included in this report offer only an Investor Class of shares. Effective May 1, 2012, the Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, and Direxion Monthly Latin America Bull 2X Fund fiscal year-end reporting date moved from April 30 to August 31.

With the exception of the Dynamic HY Bond Fund and U.S. Government Money Market Fund, the Funds’ investment objectives are to seek monthly investment results, before fees and expenses, that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word “Bull” in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word “Bear” in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly Small Cap Bull 2X Fund Direxion Monthly Small Cap Bear 2X Fund	Russell 2000® Index	200 -200	% %
Direxion Monthly 10 Year Note Bull 2X Fund Direxion Monthly 10 Year Note Bear 2X Fund	NYSE Current 10-Year U.S. Treasury Index	200 -200	% %
Direxion Monthly Commodity Bull 2X Fund	Morgan Stanley® Commodity Related Index	200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging Markets IndexSM	200%
Direxion Monthly China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100® Index	200%
Direxion Monthly S&P 500® Bull 2X Fund Direxion Monthly S&P 500® Bear 2X Fund	S&P 500® Index	200 -200	% %
Direxion Monthly Latin America Bull 2X Fund	S&P® Latin America 40 Index	200%

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in high-yield debt instruments, commonly referred to as “junk bonds”, and derivatives of such instruments, including derivatives that isolate the credit component of such junk bonds and do not provide general interest rate exposure. The U.S. Government Money Market Fund seeks to provide security of principal, current income and liquidity.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). On days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year

44	DIREXION SEMI-ANNUAL REPORT

Note Bear 2X Fund and the Dynamic HY Bond Fund (the “Fixed Income Funds”) do not calculate their NAVs even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculates its NAV as of the time of the recommended close, usually 2:00 Eastern Time, rather than the close of regular trading on the NYSE. Equity securities, exchange-traded funds and over-the-counter securities are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Funds’ pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds follow authoritative standards of accounting for repurchase agreements, which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. During the six months ended February 28, 2013, the Funds did not enter into transactions that were deemed secured borrowings. The Funds invested in repurchase agreements during the six months ended February 28, 2013, however they were not invested in repurchase agreements at February 28, 2013.

c) Swap Contracts – Each Fund, other than the U.S. Government Money Market Fund, may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus

DIREXION SEMI-ANNUAL REPORT	45

dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund, other than the U.S. Government Money Market Fund, may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

A Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. A Fund does not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to a Fund are collateralized daily directly to a Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. For swap contracts that are in an unrealized depreciation position at February 28, 2013, the maximum exposure to the Fund in regard to potential counterparty default and credit-risk related contingent features is as follows:

	Direxion Monthly Small Cap Bear 2X Fund			Direxion Monthly 10 Year Note Bear 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$(472,708)	$3,070,000	$2,597,292	$(118,948)	$2,630,000	$2,511,052

	Direxion Monthly Commodity Bull 2X Fund			Direxion Monthly Emerging Markets Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Bank of America Merrill Lynch	$(556,800)	$5,390,000	$4,833,200	$(3,700,059)	$26,190,000	$22,489,941

	Direxion Monthly China Bull 2X Fund			Direxion Monthly NASDAQ-100® Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse International	$(730,976)	$3,830,000	$3,099,024	$(30,701)	$4,060,000	$4,029,299

	Direxion Monthly S&P 500® Bear 2X Fund			Direxion Monthly Latin America Bull 2X Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Bank of America Merrill Lynch	$—	$—	$—	$(2,083,872)	$12,844,150	$10,760,278
Credit Suisse International	(229,580)	3,390,000	3,160,240	—	—	—

Total	$(229,580)	$3,390,000	$3,160,240	$(2,083,872)	$12,844,150	$10,760,278

46	DIREXION SEMI-ANNUAL REPORT

d) Short Positions – The Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, and Direxion Monthly S&P 500® Bear 2X Fund may engage in short sale transactions. The Direxion Monthly Small Cap Bull 2X Fund can only engage in short sales “against the box”. In this instance a security can only be sold short if a long position is held on the same security. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds held no securities sold short at February 28, 2013.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund, other than the U.S. Government Money Market Fund, may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were not invested in futures contracts at February 28, 2013.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options at February 28, 2013.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

DIREXION SEMI-ANNUAL REPORT	47

k) Distributions to Shareholders – Each Fund, other than the U.S. Government Money Market Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. The U.S. Government Money Market Fund ordinarily will declare dividends from net investment income on a daily basis and distribute those dividends monthly. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the six months ended February 28, 2013 and the periods ended August 31, 2012, were as follows:

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund		Direxion Monthly 10 Year Note Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Distributions paid from:
Ordinary Income	$—	$—	$—	$—	$880,079	$39,145
Long-Term Capital Gains	—	—	—	—	105,897	—
Return of Capital	—	—	—	—	—	—

Total Distributions paid	$—	$—	$—	$—	$985,976	$39,145

	Direxion Monthly 10 Year Note Bear 2X Fund		Dynamic HY Bond Fund		Direxion Monthly Commodity Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Distributions paid from:
Ordinary Income	$—	$—	$1,814,886	$7,997,506	$—	$—
Long-Term Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—

Total Distributions paid	$—	$—	$1,814,886	$7,997,506	$—	$—

	Direxion Monthly Emerging Markets Bull 2X Fund		Direxion Monthly China Bull 2X Fund		U.S. Government Money Market Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Distributions paid from:
Ordinary Income	$—	$—	$—	$—	$6,780	$15,801
Long-Term Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—

Total Distributions paid	$—	$—	$—	$—	$6,780	$15,801

48	DIREXION SEMI-ANNUAL REPORT

	Direxion Monthly NASDAQ-100® Bull 2X Fund		Direxion Monthly S&P 500® Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	Period Ended August 31, 2012[1]	Six Months Ended February 28, 2013 (Unaudited)	Period Ended August 31, 2012[1]
Distributions paid from:
Ordinary Income	$—	$—	$742,682	$—
Long-Term Capital Gains	—	—	225,798	—
Return of Capital	—	—	—	—

Total Distributions paid	$—	$—	$968,480	$—

	Direxion Monthly S&P 500® Bear 2X Fund		Direxion Monthly Latin America Bull 2X Fund
	Six Months Ended February 28, 2013 (Unaudited)	Period Ended August 31, 2012[1]	Six Months Ended February 28, 2013 (Unaudited)	Period Ended August 31, 2012[1]
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—

Total Distributions paid	$—	$—	$—	$—

[1]	Effective May 1, 2012, the Fund’s fiscal year end changed from April 30 to August 31.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2012. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2012, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 10 Year Note Bull 2X Fund	Direxion Monthly 10 Year Note Bear 2X Fund	Dynamic HY Bond Fund
Net unrealized appreciation/(depreciation)	$—	$—	$—	$—	$1,120,711

Undistributed ordinary income	—	—	880,073	—	1,162,413
Undistributed long-term capital gain	—	—	105,895	—	—

Total distributable earnings	—	—	985,968	—	1,162,413

Other accumulated loss	(5,415,700)	(44,695,489)	(280,772)	(23,304,552)	(14,740,578)

Total accumulated earnings/(loss)	$(5,415,700)	$(44,695,489)	$705,196	$(23,304,552)	$(12,457,454)

DIREXION SEMI-ANNUAL REPORT	49

	Direxion Monthly Commodity Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Net unrealized appreciation/(depreciation)	$—	$—	$—	$—	$—

Undistributed ordinary income	—	—	—	20	—
Undistributed long-term capital gain	—	—	—	—	—

Total distributable earnings	—	—	—	20	—

Other accumulated loss	(28,932,662)	(36,767,290)	(11,190,117)	(627)	(9,841,083)

Total accumulated earnings/(loss)	$(28,932,662)	$(36,767,290)	$(11,190,117)	$(607)	$(9,841,083)

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Net unrealized appreciation/(depreciation)	$—	$—	$—

Undistributed ordinary income	205,543	—	—
Undistributed long-term capital gain	63,323	—	—

Total distributable earnings	268,866	—	—

Other accumulated loss	(1,434,116)	(47,011,953)	(178,530,159)

Total accumulated earnings/(loss)	$(1,165,250)	$(47,011,953)	$(178,530,159)

The difference between the book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/ (loss) is generally comprised of capital loss carryforwards, qualified late year loss deferrals and/or unrealized gain/ (loss) on derivative positions.

The cost basis of investments for Federal income tax purposes as of February 28, 2013 was as follows:

	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 10 Year Note Bull 2X Fund	Direxion Monthly 10 Year Note Bear 2X Fund	Dynamic HY Bond Fund
Tax cost of investments	$—	$—	$—	$—	$13,030,573
Gross unrealized appreciation	—	—	—	—	542,009
Gross unrealized depreciation	—	—	—	—	(1,646,785)

Net unrealized appreciation/(depreciation)	$—	$—	$—	$—	$(1,104,776)

	Direxion Monthly Commodity Bull 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund	Direxion Monthly China Bull 2X Fund	U.S. Government Money Market Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Tax cost of investments	$—	$—	$—	$9,063,920	$—
Gross unrealized appreciation	—	—	—	—	—
Gross unrealized depreciation	—	—	—	—	—

Net unrealized appreciation/(depreciation)	$—	$—	$—	$—	$—

50	DIREXION SEMI-ANNUAL REPORT

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Latin America Bull 2X Fund
Tax cost of investments	$—	$—	$—
Gross unrealized appreciation	—	—	—
Gross unrealized depreciation	—	—	—

Net unrealized appreciation/(depreciation)	$—	$—	$—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2012. Qualified late year ordinary losses are specified losses generally incurred between January 1 and the end of their fiscal year, August 31, 2012.

At August 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses of:

	Late Year Ordinary Losses	Post-October Capital Losses
Direxion Monthly Small Cap Bull 2X Fund	$(115,411)	$(1,992,133)
Direxion Monthly Small Cap Bear 2X Fund	(202,072)	—
Direxion Monthly 10 Year Note Bear 2X Fund	(352,491)	(17,034,616)
Dynamic HY Bond Fund	—	(5,304,568)
Direxion Monthly Commodity Bull 2X Fund	(219,175)	(1,578,415)
Direxion Monthly Emerging Markets Bull 2X Fund	(271,151)	(7,564,290)
Direxion Monthly China Bull 2X Fund	(82,222)	(2,340,684)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

DIREXION SEMI-ANNUAL REPORT	51

At August 31, 2012, the following Funds had capital loss carryforwards on a tax basis of:

	Capital Losses Expiring
	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Unlimited ST	Unlimited LT
Direxion Monthly Small Cap Bull 2X Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—
Direxion Monthly Small Cap Bear 2X Fund	(4,667,388)	(883,969)	(5,310,686)	(6,570,886)	—	(3,873,693)	(5,087,146)	(9,582,083)	—
Direxion Monthly 10 Year Note Bear 2X Fund	—	—	—	(941,855)	(2,717,991)	(1,976,123)	—	(4,822)	—
Dynamic HY Bond Fund	—	—	—	—	—	—	—	(9,436,010)	—
Direxion Monthly Commodity Bull 2X Fund	—	—	—	—	—	(9,895,898)	—	(4,695,573)	(1,656,463)
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	—	(6,688,903)	(1,727,140)	—	—	(9,956,231)
Direxion Monthly China Bull 2X Fund	—	—	—	—	(1,208,734)	—	—	—	—
U.S. Government Money Market Fund	(189)	(356)	(82)	—	—	—	—	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—	—	(9,634,901)	—	—	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—	—	—	(18,781,801)	(4,649,215)	—	(17,154,960)	—
Direxion Monthly Latin America Bull 2X Fund	—	—	—	—	(148,741,363)	—	—	(8,283,569)	(5,250,738)

	8/31/2012
Capital Loss Utilized:
Direxion Monthly Small Cap Bull 2X Fund	$310,769
Direxion Monthly NASDAQ-100® Bull 2X Fund	537,707
Direxion Monthly Latin America Bull 2X Fund	816,372

Capital Loss Expired:
Direxion Monthly Small Cap Bear 2X Fund	$8,346,591

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of February 28, 2013, open Federal and state income tax years include the tax years ended August 2010 to August 2012 and April 2010 to April 2012. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

52	DIREXION SEMI-ANNUAL REPORT

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the six months ended February 28, 2013, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) in the Dynamic HY Bond Fund were $70,032,035 and $138,747,877, respectively. There were no purchases and sales as defined above in any of the other Funds.

There were no purchases or sales of long-term U.S. government securities in the Funds during the six months ended February 28, 2013.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund’s average daily net assets at the annual rates presented below:

Direxion Monthly Small Cap Bull 2X Fund	0.75%
Direxion Monthly Small Cap Bear 2X Fund	0.75%
Direxion Monthly 10 Year Note Bull 2X Fund	0.75%
Direxion Monthly 10 Year Note Bear 2X Fund	0.75%
Dynamic HY Bond Fund	0.75%
Direxion Monthly Commodity Bull 2X Fund	0.75%
Direxion Monthly Emerging Markets Bull 2X Fund	0.75%
Direxion Monthly China Bull 2X Fund	0.75%
U.S. Government Money Market Fund	0.50%
Direxion Monthly NASDAQ-100® Bull 2X Fund	0.75%
Direxion Monthly S&P 500® Bull 2X Fund	0.75%
Direxion Monthly S&P 500® Bear 2X Fund	0.75%
Direxion Monthly Latin America Bull 2X Fund	0.75%

Effective September 1, 2011, the Adviser has contractually agreed to waive a portion of this investment advisory fee of the Dynamic HY Bond Fund at an annual rate of 0.15% of the Fund’s average daily net assets through May 1, 2014. The Adviser may not recoup these waived fees in the future.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds.

DIREXION SEMI-ANNUAL REPORT	53

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the average net assets of each Fund and the below amount:

Direxion Monthly Small Cap Bull 2X Fund	0.65%
Direxion Monthly Small Cap Bear 2X Fund	0.65%
Direxion Monthly 10 Year Note Bull 2X Fund	0.65%
Direxion Monthly 10 Year Note Bear 2X Fund	0.65%
Dynamic HY Bond Fund	0.50%
Direxion Monthly Commodity Bull 2X Fund	0.65%
Direxion Monthly Emerging Markets Bull 2X Fund	0.65%
Direxion Monthly Emerging Markets Bear 2X Fund	0.65%
Direxion Monthly China Bull 2X Fund	0.65%
U.S. Government Money Market Fund	0.45%
Direxion Monthly NASDAQ-100® Bull 2X Fund	0.65%
Direxion Monthly S&P 500® Bull 2X Fund	0.65%
Direxion Monthly S&P 500® Bear 2X Fund	0.65%
Direxion Monthly Latin America Bull 2X Fund	0.65%

Under the Agreement, the Adviser may continue to waive expenses of the U.S. Government Money Market Fund in order to maintain a positive yield to its investors, which is necessitated by the overall decline of yields of the underlying securities of the U.S. Government Money Market Fund. The Advisor is able to recover these waived expenses for the three previous years if the yield provided to its investors maintains a level of 1.00%. Waived expenses of the U.S. Government Money Market Fund subject to potential recovery are as follows:

Expiring in:	Amount
2013	$496,533
2014	$347,143
2015	$286,581
2016	$75,430

Total	$1,205,687

Distribution Expenses: Shares of the Funds, except for shares of the Dynamic HY Bond Fund and U.S. Government Money Market Fund, are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets. The Dynamic HY Bond Fund is subject to an annual Rule 12b-1 fee of up to 0.40% of the Fund’s average daily net assets. The U.S. Government Money Market Fund is not authorized to pay 12b-1 fees. The Funds, except the U.S. Government Money Market Fund, currently pay a 12b-1 fee of 0.25% of the Fund’s average daily net assets.

Shareholder Servicing Fees: The Board of Trustees has also authorized each Fund’s shares to incur a shareholder servicing fee of 0.25% of each Fund’s average daily net assets. The Trust, on behalf of each Fund, pays the fee to financial institutions and other persons who provide services and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

54	DIREXION SEMI-ANNUAL REPORT

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of February 28, 2013:

	Direxion Monthly Small Cap Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$322,002	$—	$322,002

	Direxion Monthly Small Cap Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(472,708)	$—	$(472,708)

	Direxion Monthly 10 Year Note Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$163,488	$—	$163,488

	Direxion Monthly 10 Year Note Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(118,948)	$—	$(118,948)

	Dynamic HY Bond Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies—Fixed Income	$11,925,797	$—	$—	$11,925,797

	Direxion Monthly Commodity Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(556,800)	$—	$(556,800)

	Direxion Monthly Emerging Markets Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(3,700,059)	$—	$(3,700,059)

	Direxion Monthly China Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(730,976)	$—	$(730,976)

	U.S. Government Money Market Fund
Asset Class	Level 1	Level 2	Level 3	Total
Short-Term Investments	$9,063,920	$—	$—	$9,063,920

	Direxion Monthly NASDAQ-100® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(30,701)	$—	$(30,701)

	Direxion Monthly S&P 500® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$733,247	$—	$733,247

	Direxion Monthly S&P 500® Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(229,580)	$—	$(229,580)

	Direxion Monthly Latin America Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(2,083,872)	$—	$(2,083,872)

DIREXION SEMI-ANNUAL REPORT	55

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the six months ended February 28, 2013 or periods ended August 31, 2012. There were no Level 3 securities held by the Funds during the six months ended February 28, 2013. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of February 28, 2013, the Funds were invested in equity swap contracts.

At February 28, 2013, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives[1]
		Interest rate risk	Commodities risk	Equity risk	Total
Direxion Monthly Small Cap Bull 2X Fund	Swap contracts	$—	$—	$322,002	$322,002
Direxion Monthly 10 Year Note Bull 2X Fund	Swap contracts	163,488	—		163,488
Direxion Monthly Commodity Bull 2X Fund	Swap contracts	—	18,863		18,863
Direxion Monthly Emerging Markets Bull 2X Fund	Swap contracts	—	—	30,533	30,533
Direxion Monthly S&P 500® Bull 2X Fund	Swap contracts	—	—	733,247	733,247
Direxion Monthly Latin America Bull 2X Fund	Swap contracts	—	—	1,218	1,218

[1]	Statement of Assets and Liabilities location: Net unrealized appreciation on swaps.

Liability derivatives[1]
		Interest rate risk	Commodities risk	Equity risk	Total
Direxion Monthly Small Cap Bear 2X Fund	Swap contracts	$—	$—	$472,708	$472,708
Direxion Monthly 10 Year Note Bear 2X Fund	Swap contracts	118,948	—	—	118,948
Direxion Monthly Commodity Bull 2X Fund	Swap contracts	—	575,663		575,663
Direxion Monthly Emerging Markets Bull 2X Fund	Swap contracts	—	—	3,730,592	3,730,592
Direxion Monthly China Bull 2X Fund	Swap contracts	—	—	730,976	730,976
Direxion Monthly NASDAQ-100® Bull 2X Fund	Swap contracts	—	—	30,701	30,701
Direxion Monthly S&P 500® Bear 2X Fund	Swap contracts	—	—	229,580	229,580
Direxion Monthly Latin America Bull 2X Fund	Swap contracts	—	—	2,085,090	2,085,090

[1]	Statement of Assets and Liabilities location: Net unrealized depreciation on swaps.

56	DIREXION SEMI-ANNUAL REPORT

Transactions in derivative instruments during the period ended February 28, 2013, by primary risk, were as follows:

		Interest rate risk	Commodities risk	Equity risk	Total
Direxion Monthly Small Cap Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	$—	$—	$1,820,383	$1,820,383

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	215,997	215,997
Direxion Monthly Small Cap Bear 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	(4,566,711)	(4,566,711)

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	592,318	592,318
Direxion Monthly 10 Year Note Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	(1,123,053)	—	—	(1,123,053)

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	(278,948)	—	—	(278,948)
Direxion Monthly 10 Year Note Bear 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	9,512	—		9,512

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	36,273	—		36,273
Direxion Monthly Commodity Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	2,042,967		2,042,967

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	(168,928)		(168,928)
Direxion Monthly Emerging Markets Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	6,219,369	6,219,369

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	(2,296,816)	(2,296,816)
Direxion Monthly China Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	907,521	907,521

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	(268,910)	(268,910)
Direxion Monthly NASDAQ-100® Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	(523,211)	(523,211)

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	(138,116)	(138,116)
Direxion Monthly S&P 500® Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	3,342,398	3,342,398

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	586,957	586,957
Direxion Monthly S&P 500® Bear 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	(3,543,214)	(3,543,214)

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	85,714	85,714
Direxion Monthly Latin America Bull 2X Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	(2,549,563)	(2,549,563)

	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	4,935,675	4,935,675

[1]	Statement of Operations location: Net realized gain (loss) on swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

DIREXION SEMI-ANNUAL REPORT	57

For the six months ended February 28, 2013, the volume of the derivatives held by the Funds were as follows:

	Quarterly average gross notional amounts
	Long Equity Swaps Contracts	Short Equity Swaps Contracts
Direxion Monthly Small Cap Bull 2X Fund	$14,998,881	$—
Direxion Monthly Small Cap Bear 2X Fund	—	38,639,565
Direxion Monthly 10 Year Note Bull 2X Fund	57,404,377	—
Direxion Monthly 10 Year Note Bear 2X Fund	—	18,343,198
Direxion Monthly Commodity Bull 2X Fund	24,596,950	—
Direxion Monthly Emerging Markets Bull 2X Fund	77,593,589	—
Direxion Monthly China Bull 2X Fund	13,709,114	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	56,896,170	—
Direxion Monthly S&P 500® Bull 2X Fund	39,924,122	—
Direxion Monthly S&P 500® Bear 2X Fund	—	36,825,624
Direxion Monthly Latin America Bull 2X Fund	53,138,375	—

The Funds, with the exception of the Dynamic HY Bond Fund, utilize this volume of derivatives in order to obtain leverage in order to meet their investment objectives of 200% (or -200%) calendar month performance of their respective index.

7.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the financial statements.

8.	SUBSEQUENT EVENTS

The Board of Trustees of the Trust, based on recommendation by the Adviser, has approved a change in name, investment objective, principal investment strategy, and index of the Direxion Monthly 10 Year Note Bull 2X Fund and Direxion Monthly 10 Year Note Bear 2X Fund. Effective April 12, 2013, these two Funds will be renamed the Direxion Monthly 7-10 Year Treasury Bull 2X Fund and Direxion Monthly 7-10 Year Treasury Bear 2X Fund, respectively. The investment objectives of these Funds will be to seek monthly investment results, before fees and expenses, that correspond to the calendar month performance of the NYSE 7-10 Year Treasury Bond Index. The Bull Fund will attempt to provide investment results that correlate positively to the return of this index while the Bear Fund will attempt to provide investment results that correlate negatively to the return of this index

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

58	DIREXION SEMI-ANNUAL REPORT

Additional Information

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT	59

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	22	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	140	None.

Gerald E. Shanley III Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	140	None.

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	140

Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 44 of the 118 funds currently registered with the SEC.

60	DIREXION SEMI-ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 44	Chief Executive Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	118	N/A

Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, USBFS, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary Chief Compliance Officer	One Year; Since 2011 One Year; Since 2012	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 44 of the 118 funds currently registered with the SEC.

DIREXION SEMI-ANNUAL REPORT	61

THIS PAGE INTENTIONALLY LEFT BLANK

62

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the semi-annual report.

PN-1

SEMI-ANNUAL REPORT FEBRUARY 28, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxionfunds.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Ave., 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT FEBRUARY 28, 2013

Evolution Managed Bond Fund

Evolution All-Cap Equity Fund

Evolution Market Leaders Fund

Evolution Alternative Investment Fund

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, New York 10019

(800) 851-0511

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery you can:

•	Receive email notifications when your most recent shareholder communications are available for review.
•	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll:

1.	Visit www.direxionfunds.com/edelivery

2.	Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

LETTERS TO SHAREHOLDERS

Dear Shareholders,

This Semi Annual Report for the Evolution Funds covers the period from September 1, 2012 to February 28, 2013 (the “Semi Annual Period”). This report covers the Evolution Managed Bond Fund, Evolution All-Cap Equity Fund, Evolution Market Leaders Fund and Evolution Alternative Investment Fund. Flexible Plan Investments, Ltd. serves as the sub-advisor to the Evolution Funds. The Semi Annual Period was broadly characterized by rising equity indexes, interest rates remaining historically low, and periods of increased volatility.

Equities:

During the Semi Annual Period equities rallied, despite some volatility during two distinct periods. First, stocks suffered setbacks during a stretch from late October through November 2012, surrounding the U.S. Presidential Election, and again in the second half of December as the potential Fiscal Cliff grew near. The S&P 500® Index, despite those brief setbacks, added 8.95% for the Semi Annual Period, inclusive of dividends. The Financial sector within the S&P 500® Index were the largest gainers during the period, adding 16.36%; while Industrials and Healthcare also added over 12% each. The worst performing sector in the S&P 500® Index was Information Technology, which was the only industry sector to lose ground for the Semi Annual Period, returning -3.46%. The gains of the Financial sector during the Semi Annual Period reflected the tailwinds provided by the Federal Reserve’s Quantitative Easing program, as well as growing belief in the recovery of the domestic housing market.

Fixed Income:

Although interest rates remained historically very low during the Semi Annual Period, yields on both long-term and intermediate-term U.S. government securities reached the high-end of their recent range during late January and early February 2013. Although the safe haven characteristics of U.S. Treasury securities were triggered during the equity pullback surrounding the Presidential Election, prices fell into the end of the Semi Annual Period as markets priced a resolution to the possible Fiscal Cliff dilemma in Washington D.C, and yields rose. By late January 2013, the 10-Year Treasury Note would yield over 2%, and the 30-Year Treasury Note over 3.2%. Yields softened once more during the last week of the period, closing off the highs installed in the middle of February, as Federal Reserve officials reiterated their pledge for continued purchases of Treasury Bonds under the Quantitative Easing program.

The Evolution Managed Bond Fund is benchmarked to the Barclays Capital U.S. Aggregate Bond Index. The Fund returned -0.78% during the Semi Annual Period, as compared to the benchmark’s return of 0.15%. The Fund’s underperformance compared to the benchmark in November 2012 was due to the Fund’s exposure to high yield corporate bonds. In mid-December 2012, the deviation was because of the Fund’s exposure to municipal bonds. The gap between the Fund and the benchmark began to narrow in the new year, but ultimately widened again at the end of January 2013, due to the Fund’s exposure to investment grade corporate bonds.

The Evolution All-Cap Equity Fund is benchmarked to the S&P 500® Index. The Fund returned 9.54% during the Semi Annual Period, as compared to the benchmark’s return of 8.95%. While the Fund’s performance was generally in line with the benchmark for the entirety of the period, the Fund began outperforming the S&P 500 as 2012 came to an end, and continued its strong performance into the new year. The Fund’s outperformance can be largely attributed to a favorable long position in S&P 500 futures.

The Evolution Market Leaders Fund is benchmarked to the Wilshire 5000 Total Market Index. The Fund returned 6.84% during the Semi Annual Period, as compared to the benchmark’s return of 8.45%. The Fund’s performance lagged the benchmark for most of the period, with the exception of a period of outperformance occurring late December 2012 through late January 2013. Exposure at various times during the Semi Annual Period to underperforming areas such as international markets and commodities, along with volatile areas of the market such as Biotech and Homebuilders, caused the Fund’s performance to fall behind the benchmark.

The Evolution Alternative Investment Fund is benchmarked to the S&P 500® Index. The Fund returned 5.34% during the Semi Annual Period, as compared to the benchmark’s return of 8.95%. The Fund underperformed the benchmark index for a majority of the period, except for mid-November, when the fund held a bigger cash position and was able to minimize loss. For the remainder of the period, the Fund lagged its benchmark index primarily due to long NASDAQ futures and short S&P 500 futures.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

4	DIREXION SEMI-ANNUAL REPORT

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Eric W. Falkeis President	Jerry Wagner Flexible Plan Investments, Ltd.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of February 28, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratio of the Managed Bond Fund, All-Cap Equity Fund, Market Leaders Fund and the Alternative Investment Fund is 1.87%, 1.68%, 1.88% and 2.37% respectively, net of any expense waivers.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratio would be 1.64% for the Managed Bond Fund and 1.62% for the All-Cap Equity Fund, Market Leaders Fund and the Alternative Investment Fund.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: April 29, 2013

DIREXION SEMI-ANNUAL REPORT	5

Expense Example

February 28, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (September 1, 2012 — February 28, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	DIREXION SEMI-ANNUAL REPORT

Expense Example Table

February 28, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period[2]
Evolution Managed Bond Fund
Based on actual fund return	1.62%	$1,000.00	$992.20	$8.00
Based on hypothetical 5% return	1.62%	1,000.00	1,016.76	8.10
Evolution All-Cap Equity Fund
Based on actual fund return	1.62%	1,000.00	1,095.40	8.42
Based on hypothetical 5% return	1.62%	1,000.00	1,016.76	8.10
Evolution Market Leaders Fund
Based on actual fund return	1.62%	1,000.00	1,068.40	8.31
Based on hypothetical 5% return	1.62%	1,000.00	1,016.76	8.10
Evolution Alternative Investment Fund
Based on actual fund return	1.62%	1,000.00	1,053.40	8.25
Based on hypothetical 5% return	1.62%	1,000.00	1,016.76	8.10

[1]	Annualized

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

Allocation of Portfolio Holdings

February 28, 2013 (Unaudited)

	Cash*	Common Stock	Investment Companies	Futures		Total
Evolution Managed Bond Fund	3%	—	97%	0	%**	100%
Evolution All-Cap Equity Fund	9%	84%	7%	0	%**	100%
Evolution Market Leaders Fund	0%**	—	100%	—		100%
Evolution Alternative Investment Fund	24%	—	76%	0	%**	100%

*	Cash, cash equivalents and other assets less liabilities.

**	Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT	7

Evolution Managed Bond Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 97.4%
8,799	AllianceBernstein Global High Income Fund, Inc.	$148,615
11,594	BlackRock Corporate High Yield Fund VI, Inc.	147,476
10,457	BlackRock Credit Allocation Income Trust	147,130
9,129	BlackRock Floating Rate Income Strategies Fund, Inc.	150,355
23,600	iShares Barclays 1-3 Year Credit Bond Fund	2,494,520
43,754	iShares Barclays 1-3 Year Treasury Bond Fund	3,695,463
15,005	iShares Barclays 3-7 Year Treasury Bond Fund	1,851,917
23,706	iShares Barclays 7-10 Year Treasury Bond Fund	2,540,335
9,000	iShares Barclays 20+ Year Treasury Bond Fund	1,066,680
9,300	iShares Barclays Short Treasury Bond Fund	1,025,046
26,639	iShares Barclays Treasury Inflation Protected Securities Bond Fund	3,223,585
21,645	iShares Core Total U.S. Bond ETF	2,398,915
81,500	iShares iBoxx $ High Yield Corporate Bond Fund	7,664,260
5,700	iShares iBoxx $ Investment Grade Corporate Bond Fund	685,881
33,628	iShares S&P National AMT-Free Bond Fund	3,762,637

Shares		Value
18,628	MFS Charter Income Trust	$190,937
28,937	MFS Government Markets Income Trust	191,563
23,053	MFS Intermediate Income Trust	150,075
54,200	Pimco Total Return ETF	5,935,442
27,060	Putnam Premier Income Trust	149,912
7,300	SPDR Barclays 1-3 Month T-Bill ETF(a)	334,413
8,526	Templeton Emerging Markets Income Fund	149,717
53,075	Vanguard Total Bond Market ETF	4,445,031
8,957	Wells Fargo Advantage Multi-Sector Income Fund	146,984
6,790	Western Asset Emerging Markets Debt Fund, Inc.	150,127
14,899	Western Asset High Income Fund II	149,437
11,042	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	146,859

	TOTAL INVESTMENT COMPANIES (Cost $40,532,558)	$43,143,312

	TOTAL INVESTMENTS (Cost $40,532,558) - 97.4%	$43,143,312
	Other Assets in Excess of Liabilities - 2.6%(b)	1,147,092

	TOTAL NET ASSETS - 100.0%	$44,290,404

Percentages are stated as a percent of net assets.

(a)	Non income producing

(b)	$50,497 of cash is pledged as collateral for future contracts.

Long Futures Contracts

February 28, 2013 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
15	U.S. Long Bond Index Futures Expiring June 2013 (Underlying Face Amount at Market Value $2,156,719)	$(5,220)

The accompanying notes are an integral part of these financial statements.

8	DIREXION SEMI-ANNUAL REPORT

Evolution All-Cap Equity Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
COMMON STOCKS - 83.6%
Administrative and Support Services - 1.1%
739	NeuStar, Inc. Class A(a)	$32,405
625	Portfolio Recovery Associates, Inc.(a)	73,078
129	The Dun & Bradstreet Corp.	10,398

		115,881

Air Transportation - 0.6%
1,159	Alaska Air Group, Inc.(a)	59,747
387	US Airways Group, Inc.(a)	5,197

		64,944

Ambulatory Health Care Services - 0.6%
1,022	Bio-Reference Laboratories, Inc.(a)	27,063
474	Chemed Corp.	36,588

		63,651

Beverage and Tobacco Product Manufacturing - 0.4%
123	Boston Beer, Inc.(a)	19,118
157	Constellation Brands, Inc.(a)	6,946
144	Diageo plc ADR (United Kingdom)	17,238

		43,302

Broadcasting (except Internet) - 0.1%
758	Starz - Liberty Capital(a)	14,068

Building Material and Garden Equipment and Supplies Dealers - 0.3%
94	MSC Industrial Direct Co., Inc. Class A	8,020
277	The Home Depot, Inc.	18,975

		26,995

Chemical Manufacturing - 6.2%
147	Carbo Ceramics, Inc.	13,348
215	Church & Dwight, Inc.	13,321
3,512	Gilead Sciences, Inc.(a)	149,998
1,156	Infinity Pharmaceuticals, Inc.(a)	47,731
944	Landec Corp.(a)	10,393
118	Novo Nordisk A/S ADR (Denmark)	20,650
3,092	PDL BioPharma, Inc.	22,077
78	Pharmacyclics, Inc.(a)	6,847
571	Qiagen NV (Netherlands)(a)	12,248
969	Questcor Pharmaceuticals, Inc.	31,589
2,619	Repros Therapeutics, Inc.(a)	30,773
222	The Medicines Co.(a)	7,062
137	United Therapeutics Corp.(a)	8,194
685	USANA Health Sciences, Inc.(a)	30,339
17,112	Warner Chilcott plc ADR (Ireland)	231,183
181	Westlake Chemical Corp.	15,606

		651,359

Clothing and Clothing Accessories Stores - 1.4%
1,649	Finish Line, Inc.	29,864
1,351	rue21, Inc.(a)	36,477
473	The Buckle, Inc.	21,195
907	Tiffany & Company	60,914

		148,450

Computer and Electronic Product Manufacturing - 5.1%
1,350	Cirrus Logic, Inc.(a)	32,454
361	Cray, Inc.(a)	6,985
271	Cree, Inc.(a)	12,257
71	Geospace Technologies Corp.(a)	6,910

Shares		Value
9,118	Hewlett Packard Co.	$183,636
3,527	Marvell Technology Group Ltd.	35,623
9,296	PDF Solutions, Inc.(a)	144,460
940	Renewable Energy Group, Inc.(a)	6,947
1,041	Seagate Technology plc (Ireland)	33,479
306	Stratasys Ltd.(Israel)(a)	19,321
116	Varian Medical Systems, Inc.(a)	8,193
853	Western Digital Corp.	40,227

		530,492

Construction of Buildings - 1.6%
6,448	DR Horton, Inc.	143,790
1,353	PulteGroup, Inc.(a)	25,951

		169,741

Credit Intermediation and Related Activities - 9.5%
562	1st Source Corp.	13,241
890	Ameriprise Financial, Inc.	61,081
4,861	Banner Corp.	144,420
4,347	Bofi Holding, Inc.(a)	146,363
777	CapitalSource, Inc.	6,993
3,998	Discover Financial Services	154,043
1,418	First Cash Financial Services, Inc.(a)	75,026
2,053	First Connecticut Bancorp, Inc.	29,378
900	First Financial Holdings, Inc.	17,964
2,338	Fleetcor Technologies, Inc.(a)	163,216
313	Home Loan Servicing Solutions Ltd.	7,061
1,369	SLM Corp.	25,970
6,930	ViewPoint Financial Group, Inc.	144,491

		989,247

Data Processing, Hosting and Related Services - 0.1%
183	AOL, Inc.	6,753

Educational Services - 1.0%
271	American Public Education, Inc.(a)	10,563
5,810	Bridgepoint Education, Inc.(a)	59,320
1,348	Grand Canyon Education, Inc.(a)	32,285

		102,168

Electrical Equipment, Appliance, and Component Manufacturing - 0.4%
146	AO Smith Corp.	10,443
235	AZZ, Inc.	10,495
1,878	Maxwell Technologies, Inc.(a)	16,433

		37,371

Fabricated Metal Product Manufacturing - 0.3%
407	EnPro Industries, Inc.(a)	18,938
753	Smith & Wesson Holding Corp.(a)	7,191

		26,129

Food Manufacturing - 2.2%
419	Campbell Soup Co.	17,246
358	Conagra Foods, Inc.	12,211
743	Flowers Foods, Inc.	20,938
2,013	General Mills, Inc.	93,101
1,365	Green Mountain Coffee Roasters, Inc.(a)	65,192
195	Kellogg Co.	11,798
541	Tyson Foods, Inc.	12,265

		232,751

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	9

Evolution All-Cap Equity Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
COMMON STOCKS (continued)
Food Services and Drinking Places - 1.1%
501	Brinker International, Inc.	$16,723
127	Chipotle Mexican Grill, Inc.(a)	40,232
570	Dominos Pizza, Inc.	27,144
522	Krispy Kreme Doughnuts, Inc.(a)	6,891
217	McDonald’s Corp.	20,810

		111,800

Funds, Trusts, and Other Financial Vehicles - 1.4%
4,516	Main Street Capital Corp.	144,196

General Merchandise Stores - 0.3%
175	Dollar Tree, Inc.(a)	7,907
256	Tractor Supply Co.	26,622

		34,529

Health and Personal Care Stores - 0.3%
259	CVS Caremark Corp.	13,240
327	Walgreen Co.	13,387

		26,627

Hospitals - 2.2%
21,018	Health Management Associates, Inc.(a)	230,988

Insurance Carriers and Related Activities - 5.5%
708	ACE Ltd. (Switzerland)	60,456
803	AFLAC, Inc.	40,110
95	Alleghany Corp.(a)	35,898
3,070	Assured Guaranty Ltd.	57,317
483	Fidelity National Financial, Inc. Class A	12,046
809	Infinity Property & Casualty Corp.	45,458
2,016	Lincoln National Corp.	59,552
7,245	Protective Life Corp.	231,260
1,328	Unum Group	32,496

		574,593

Machinery Manufacturing - 2.4%
1	3D Systems Corp.(a)	18
757	Brunswick Corp.	27,585
115	Cummins, Inc.	13,325
694	Deere & Co.	60,954
592	KLA-Tencor Corp.	32,418
2,980	Kulicke and Soffa Industries, Inc.(a)	32,244
922	Lexmark International, Inc. Class A	20,302
145	Lindsay Corp.	12,390
2,460	Pitney Bowes, Inc.	32,226
936	The Manitowoc Company, Inc.	17,335

		248,797

Management of Companies and Enterprises - 0.4%
1,761	Argan, Inc.	29,462
339	Citizens Republic Bancorp, Inc.(a)	6,983

		36,445

Merchant Wholesalers, Durable Goods - 0.9%
689	Applied Industrial Technologies, Inc.	29,909
508	Cameron International Corp.(a)	32,370
246	MWI Veterinary Supply, Inc.(a)	31,060

		93,339

Shares		Value
Merchant Wholesalers, Nondurable Goods - 2.4%
461	Herbalife Ltd.	$18,574
58,745	SUPERVALU, Inc.	233,217

		251,791

Mining (except Oil and Gas) - 0.2%
343	Alliance Resource Partners, LP	21,297
1	Sibanye Gold Ltd. ADR (South Africa)(a)	3

		21,300

Miscellaneous Manufacturing - 1.2%
692	Becton Dickinson and Co.	60,938
93	Edwards Lifesciences Corp.(a)	7,991
68	NewMarket Corp.	17,114
1,614	Wright Medical Group, Inc.(a)	37,525

		123,568

Motion Picture and Sound Recording Industries - 0.5%
1,161	DreamWorks Animation SKG, Inc.(a)	19,272
812	Lions Gate Entertainment Corp. (Canada)(a)	17,028
66	Netflix, Inc.(a)	12,413

		48,713

Motor Vehicle and Parts Dealers - 0.2%
45	AutoZone, Inc.(a)	17,107

Oil and Gas Extraction - 3.4%
197	Cabot Oil & Gas Corp.	12,208
201	Helmerich & Payne, Inc.	13,318
3,325	Kosmos Energy Ltd.(a)	36,342
11,386	Stone Energy Corp.(a)	232,844
3,494	Ultra Petroleum Corp. (Canada)(a)	59,608

		354,320

Other Information Services - 1.1%
5,399	Bazaarvoice, Inc.(a)	37,793
4,192	Internap Network Services Corp.(a)	36,387
113	LinkedIn Corp.(a)	19,004
1,519	ReachLocal, Inc.(a)	19,033

		112,217

Performing Arts, Spectator Sports, and Related Industries - 0.4%
431	International Speedway Corp.	12,990
466	The Madison Square Garden Co.(a)	26,059

		39,049

Personal and Laundry Services - 0.2%
436	Shutterfly, Inc.(a)	18,870

Petroleum and Coal Products Manufacturing - 1.8%
683	Exxon Mobil Corp.	61,163
1,421	HollyFrontier Corp.	79,860
148	Marathon Petroleum Corp.	12,266
268	Valero Energy Corp.	12,218
487	Western Refining, Inc.	17,479

		182,986

Pipeline Transportation - 0.3%
579	South Jersey Industries, Inc.	31,926

The accompanying notes are an integral part of these financial statements.

10	DIREXION SEMI-ANNUAL REPORT

Evolution All-Cap Equity Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
COMMON STOCKS (continued)
Primary Metal Manufacturing - 0.3%
4,435	Century Aluminum Co.(a)	$35,968

Printing and Related Support Activities - 0.7%
426	Deluxe Corp.	16,904
5,667	R.R. Donnelley & Sons Co.	59,163

		76,067

Professional, Scientific, and Technical Services - 4.9%
228	Accenture plc ADR (Ireland)	16,954
362	Arbitron, Inc.	16,956
8,166	Ciber, Inc.(a)	36,339
104	Cognizant Technology Solutions Class A(a)	7,984
527	Computer Task Group, Inc.(a)	10,487
2,018	Ebix, Inc.	32,349
4,236	ICG Group, Inc.(a)	55,195
1,708	iGATE Corp.(a)	32,640
663	Korn/Ferry International(a)	12,272
353	Moody’s Corp.	16,965
318	The Corporate Executive Board Co.	17,217
3,934	Unisys Corp.(a)	90,403
19,608	United Online, Inc.	115,687
454	ValueClick, Inc.(a)	12,108
1,891	Virtusa Corp.(a)	39,617

		513,173

Publishing Industries (except Internet) - 2.5%
616	Aspen Technology, Inc.(a)	18,948
11,550	Gannett Co., Inc.	231,808
302	Oracle Corp.	10,347

		261,103

Rail Transportation - 0.4%
440	Norfolk Southern Corp.	32,142
97	Union Pacific Corp.	13,300

		45,442

Real Estate - 6.2%
9,993	Avis Budget Group, Inc.(a)	233,537
58,490	Chimera Investment Corp.	174,300
2,763	Redwood Trust, Inc.	55,978
5,481	Sabra Health Care REIT, Inc.	144,863
2,371	Strategic Hotels & Resorts Inc.(a)	17,261
854	The St. Joe Co.(a)	19,044

		644,983

Rental and Leasing Services - 1.0%
1,646	Rent-A-Center, Inc.	59,717
797	Ryder System, Inc.	44,791

		104,508

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.8%
501	American Capital Ltd.(a)	7,004
223	CBOE Holdings, Inc.	8,010
399	Diamond Hill Investment Group	29,933
443	Eaton Vance Corp.	16,918
112	T Rowe Price Group, Inc.	7,973
72	Virtus Investment Partners, Inc.(a)	12,097

		81,935

Shares		Value
Specialty Trade Contractors - 0.3%
1,277	Quanta Services, Inc.(a)	$36,267

Support Activities for Mining - 0.8%
561	Dawson Geophysical Co.(a)	17,335
427	Diamond Offshore Drilling, Inc.	29,753
2,041	Pioneer Energy Services Corp.(a)	17,818
1,313	RPC, Inc.	21,244

		86,150

Telecommunications - 3.2%
5,729	BT Group plc ADR (United Kingdom)	232,540
2,636	MetroPCS Communications, Inc.(a)	25,833
1,941	Oplink Communications, Inc.(a)	29,814
677	Telephone and Data Systems, Inc.	15,497
303	Virgin Media, Inc.	14,059
844	Vodafone Group plc ADR (United Kingdom)	21,218

		338,961

Transportation Equipment Manufacturing - 1.5%
130	Lear Corp.	6,945
192	Lockheed Martin Corp.	16,896
93	Polaris Industries, Inc.	8,125
219	The Boeing Co.	16,841
73	Transdigm Group, Inc.	10,391
441	Triumph Group, Inc.	32,374
1,021	TRW Automotive Holdings Corp.(a)	59,923
734	Wabash National Corp.(a)	7,002

		158,497

Truck Transportation - 0.3%
1,631	Celadon Group, Inc.	32,506

Utilities - 3.2%
1,154	American States Water Co.	61,116
790	CMS Energy Corp.	21,022
355	Consolidated Edison, Inc.	20,945
443	IDACORP, Inc.	20,684
534	Northwestern Corp.	20,815
497	PG&E Corp.	21,192
647	Pinnacle West Capital Corp.	36,193
703	Portland General Electric Co.	20,872
678	PPL Corp.	20,896
639	Public Service Enterprise Group, Inc.	20,825
513	The Laclede Group, Inc.	20,910
529	Vectren Corp.	17,457
326	Wisconsin Energy Corp.	13,464
725	Xcel Energy, Inc.	20,807

		337,198

Waste Management and Remediation Services - 0.3%
1,198	US Ecology, Inc.	29,794

Wood Product Manufacturing - 0.1%
585	Louisiana-Pacific Corp.(a)	12,267

	TOTAL COMMON STOCKS (Cost $8,351,574)	$8,721,282

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	11

Evolution All-Cap Equity Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 6.6%
22,011	iShares MSCI USA Minimum Volatility Index Fund	$689,605

	TOTAL INVESTMENT COMPANIES (Cost $683,133)	$689,605

	TOTAL INVESTMENTS (Cost $9,034,707) - 90.2%	$9,410,887
	Other Assets in Excess of Liabilities - 9.8%(b)	1,024,497

	TOTAL NET ASSETS - 100.0%	$10,435,384

Percentages are stated as a percent of net assets.

(a)	Non income producing

(b)	$19,595 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

February 28, 2013 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
4	E-Mini S&P 500 Futures Expiring March 2013 (Underlying Face Amount at Market Value $302,350)	$3,382

The accompanying notes are an integral part of these financial statements.

12	DIREXION SEMI-ANNUAL REPORT

Evolution Market Leaders Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 99.9%
68,600	Consumer Staples Select Sector SPDR Fund	$2,611,602
204,600	First Trust Dow Jones Internet Index Fund(a)	8,713,914
73,800	First Trust Health Care AlphaDex Fund	2,647,206
237,400	iShares Dow Jones U.S. Home Construction Index Fund	5,339,126
49,500	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	3,489,255
33,200	iShares Dow Jones U.S. Transportation Average Index Fund	3,541,444
28,300	iShares Dow Jones U.S. Utilities Sector Index Fund	2,627,655
91,300	iShares PHLX SOX Semiconductor Sector Index Fund	5,300,878
59,600	iShares Russell 2000 Growth Index Fund	6,119,728
48,400	iShares Russell 2000 Index Fund	4,378,264
86,700	iShares Russell 2000 Value Index Fund	7,011,429
43,100	iShares Russell Midcap Index Fund	5,280,181
239,600	iShares Russell Midcap Value Index Fund	13,156,436
43,200	iShares S&P MidCap 400 Growth Index Fund	5,302,800
47,800	iShares S&P MidCap 400 Index Fund	5,259,434
136,200	iShares S&P MidCap 400 Value Index Fund	13,101,078
48,700	iShares S&P SmallCap 600 Growth Index Fund	4,396,149
41,800	iShares S&P SmallCap 600 Index Fund	3,503,258

Shares		Value
40,700	iShares S&P SmallCap 600 Value Index Fund	$3,525,841
142,900	Market Vectors Oil Service ETF	6,126,123
64,300	Schwab U.S. Small-Cap ETF	2,642,730
134,400	SPDR Oil & Gas Equipment & Services ETF	5,267,069
27,600	SPDR S&P Dividend ETF	1,746,804
39,400	SPDR S&P MidCap 400 ETF	7,900,094
46,800	Utilities Select Sector SPDR Fund	1,751,724
27,200	Vanguard Consumer Staples ETF	2,610,384
40,500	Vanguard Extended Market ETF	2,638,170
32,900	Vanguard High Dividend Yield ETF	1,751,925
108,700	Vanguard Mid-Cap ETF	9,666,691
71,400	Vanguard Mid-Cap Growth ETF	5,284,314
150,700	Vanguard Mid-Cap Value ETF	9,655,349
30,200	Vanguard Small-Cap ETF	2,631,326
45,900	Vanguard Small-Cap Growth ETF	4,377,024
44,500	Vanguard Small-Cap Value ETF	3,497,255
32,400	Vanguard Utilities ETF	2,627,316

	TOTAL INVESTMENT COMPANIES (Cost $173,275,106)	$175,479,976

	TOTAL INVESTMENTS (Cost $173,275,106) - 99.9%	$175,479,976
	Other Assets in Excess of Liabilities - 0.1%	129,442

	TOTAL NET ASSETS - 100.0%	$175,609,418

Percentages are stated as a percent of net assets.

(a)	Non income producing

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	13

Evolution Alternative Investment Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 75.9%
5,513	Advantage Global Alpha Fund	$72,551
5,874	Cambria Global Tactical ETF	145,381
837	Consumer Discretionary Select Sector SPDR Fund	42,419
3,752	Consumer Staples Select Sector SPDR Fund	142,839
11,305	Diamond Hill Long-Short Fund	218,185
28,531	DWS Alternative Asset Allocation Fund	267,619
7,526	DWS Disciplined Market Neutral Fund(a)	72,402
6,999	Financial Select Sector SPDR Fund	123,112
4,694	First Trust Consumer Discretionary AlphaDEX Fund	115,519
4,727	First Trust Consumer Staples AlphaDEX Fund	132,687
7,484	First Trust Financial AlphaDEX Fund	130,147
2,753	First Trust Industrials/Producer Durables AlphaDEXTM Fund	58,446
3,125	First Trust ISE Water Index Fund	87,906
2,661	First Trust Materials AlphaDEX Fund	71,501
1,971	First Trust NYSE Arca Biotechnology Index Fund(a)	99,890
2,596	Gateway Fund	72,234
1,330	Global X FTSE Columbia FTSE 20 ETF	29,007
1,965	Guggenheim S&P Equal Weight Consumer Staples ETF	150,539
479	Guggenheim S&P Equal Weight Healthcare ETF	40,758
10,915	Guggenheim S&P Global Water Index ETF	257,594
3,762	Guggenheim Timber Index ETF	83,763
12,487	Hancock Horizon Quantitative Long/Short Fund(a)	221,011
18,442	Harbor Commodity Real Return Strategy Fund	129,275
2,346	Health Care Select Sector SPDR Fund	101,934
11,407	Hundredfold Select Alternative Fund	269,426
2,879	Industrial Select Sector SPDR Fund	117,953
42,417	Invesco Balanced-Risk Allocation Fund	534,877
1,095	iPath MSCI India Index ETN(a)	62,689
2,600	IQ Hedge Multi-Strategy Tracker ETF	72,696
1,414	iShares Diversified Alternatives Trust(a)	72,651
2,429	iShares Dow Jones U.S. Aerospace & Defense Index Fund	172,920
1,132	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	92,609
1,510	iShares Dow Jones U.S. Consumer Services Sector Index Fund	140,430
1,178	iShares Dow Jones U.S. Financial Services Index Fund	74,933
3,273	iShares Dow Jones U.S. Home Construction Index Fund	73,610
663	iShares Dow Jones U.S. Industrial Sector Index Fund	52,775
673	iShares Dow Jones U.S. Insurance Index Fund	24,295
1,437	iShares Dow Jones U.S. Medical Devices Index Fund	106,367

Shares		Value
437	iShares Dow Jones U.S. Pharmaceuticals Index Fund	$40,471
2,273	iShares Dow Jones U.S. Transportation Average Index Fund	242,461
414	iShares FTSE China 25 Index Fund	16,125
402	iShares MSCI BRIC Index Fund	16,032
1,066	iShares MSCI Emerging Markets Minimum Volatility Index Fund	65,058
1,330	iShares MSCI Mexico Investable Market Index Fund	94,856
3,906	iShares MSCI Philippines Investable Market Index Fund	156,240
2,065	iShares MSCI Poland Investable Market Index Fund	55,610
937	iShares MSCI South Korea Market Index Fund	57,766
1,273	iShares MSCI Thailand Investable Market Index Fund	114,379
582	iShares MSCI Turkey Investable Market Index Fund	38,360
542	iShares S&P Global Financials Sector Index Fund	25,913
3,116	iShares S&P Global Healthcare Sector Index Fund	217,092
3,502	iShares S&P Global Timber & Forestry Index Fund	168,376
670	Jefferies TR/J CRB Global Commodity Equity Index Fund	29,916
18,367	John Hancock Funds II - Alternative Asset Allocation Fund	268,528
16,219	Mainstay Marketfield Fund I	267,453
3,317	Market Vectors Africa Index ETF	101,003
2,194	Market Vectors Biotech ETF	130,302
1,380	Market Vectors Brazil Small Cap ETF	59,078
958	Market Vectors Indonesia Index ETF	30,455
577	Market Vectors RVE Hard Assets Producers ETF	20,951
288	Market Vectors Vietnam ETF	6,172
1,478	Materials Select Sector SPDR Trust	56,888
13,868	MutualHedge Frontier Legends Fund	133,550
6,834	Permanent Portfolio	331,366
20,032	PIMCO Commodity Real Return Strategy Fund	128,804
7,504	PowerShares Aerospace & Defense Portfolio	163,812
548	PowerShares Dynamic Basic Materials Sector Portfolio	23,345
1,376	PowerShares Dynamic Biotechnology & Genome Portfolio(a)	34,015
1,860	PowerShares Dynamic Food & Beverage Portfolio	40,790
4,138	PowerShares Dynamic Leisure & Entertainment Portfolio	103,326
1,590	PowerShares Dynamic Media Portfolio	28,763
3,031	PowerShares Dynamic Retail Portfolio	79,806
11,527	PowerShares Global Water Portfolio	219,013
1,179	PowerShares S&P Emerging Markets Low Volatility Portfolio	33,943

The accompanying notes are an integral part of these financial statements.

14	DIREXION SEMI-ANNUAL REPORT

Evolution Alternative Investment Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
INVESTMENT COMPANIES (continued)
1,160	PowerShares S&P Smallcap Consumer Discretionary Portfolio	$40,820
1,820	PowerShares S&P Smallcap Financials Portfolio	60,697
1,320	PowerShares S&P Smallcap Health Care Portfolio	50,886
4,564	PowerShares Water Resources Portfolio	102,507
709	ProShares UltraShort Financials(a)	20,362
15,517	Schwab Hedged Equity Fund(a)	268,133
3,177	SPDR S&P Bank ETF	82,602
2,428	SPDR S&P BRIC 40 ETF	57,665
210	SPDR S&P China ETF	15,206
1,603	SPDR S&P Emerging Asia Pacific ETF	124,281
350	SPDR S&P Emerging Europe ETF	14,651
632	SPDR S&P Emerging Latin America ETF	46,989
310	SPDR S&P Emerging Middle East & Africa ETF	20,991
881	SPDR S&P Emerging Markets Dividend ETF	40,447
834	SPDR S&P Emerging Markets SmallCap ETF	39,682
514	SPDR S&P Global Natural Resources ETF	26,317
1,800	SPDR S&P Homebuilders ETF	50,922

Shares		Value
1,937	SPDR S&P Insurance ETF	$94,932
2,114	SPDR S&P Retail ETF	141,828
16,762	TFS Market Neutral Fund(a)	267,688
1,501	Vanguard Consumer Staples ETF	144,051
1,413	Vanguard FTSE Emerging Markets ETF	61,437
660	Vanguard Health Care ETF	51,546
614	Vanguard Industrials ETF	47,585
1,120	Vanguard Materials ETF	96,690
1,418	WisdomTree Emerging Markets Equity Income Fund	78,983
576	WisdomTree Emerging Markets Small Cap Dividend Fund	29,318

	TOTAL INVESTMENT COMPANIES (Cost $9,802,804) - 75.9%	$10,412,184

	TOTAL INVESTMENTS (Cost $9,802,804) - 75.9%	$10,412,184
	Other Assets in Excess of Liabilities - 24.1%(b)	3,301,839

	TOTAL NET ASSETS - 100.0%	$13,714,023

Percentages are stated as a percent of net assets.

(a)	Non income producing

(b)	$36,480 of cash is pledged as collateral for future contracts.

Long Futures Contracts

February 28, 2013 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
19	E-Mini NASDAQ-100® Futures Expiring March 2013 (Underlying Face Amount at Market Value $1,040,155)	$204

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	15

Statements of Assets and Liabilities

February 28, 2013 (Unaudited)

	Evolution Managed Bond Fund	Evolution All-Cap Equity Fund
Assets:
Investments, at market value (Note 2)	$43,143,312	$9,410,887
Cash	1,007,997	955,000
Receivables:
Fund shares sold	144,865	1,919
Investment securities sold	1,968,096	3,141,147
Deposits at broker for futures	50,497	19,595
Due from broker for futures	128	4,905
Variation margin	1,875	—
Dividends and interest	11,060	10,250

Total assets	46,327,830	13,543,703

Liabilities:
Payables:
Fund shares redeemed	188,470	278
Investment securities purchased	1,780,605	3,091,383
Due to broker for futures	7,159	—
Variation margin	—	1,505
Accrued investment advisory fees	27,511	7,512
Accrued operating services fees	14,442	3,456
Accrued distribution expense	11,656	3,830
Accrued shareholder servicing fees	7,378	355
Other liabilities	205	—

Total liabilities	2,037,426	3,108,319

Net Assets	$44,290,404	$10,435,384

Net Assets Consist Of:
Capital stock	42,357,210	31,149,937
Undistributed (Accumulated) net investment income (loss)	(3,167)	31,749
Accumulated net realized loss	(669,173)	(21,125,864)
Net unrealized appreciation (depreciation) on:
Investments	2,610,754	376,180
Futures	(5,220)	3,382

Total Net Assets	$44,290,404	$10,435,384

Calculation of Net Asset Value Per Share:
Net assets	$44,290,404	$10,435,384
Shares outstanding (unlimited shares of beneficial interest
authorized, no par value)	2,498,943	734,453
Net asset value, redemption and offering price per share	$17.72	$14.21

Cost of Investments	$40,532,558	$9,034,707

The accompanying notes are an integral part of these financial statements.

16	DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities

February 28, 2013 (Unaudited)

	Evolution Market Leaders Fund	Evolution Alternative Investment Fund
Assets:
Investments, at market value (Note 2)	$175,479,976	$10,412,184
Cash	1,025,454	1,490,192
Receivables:
Fund shares sold	633,944	138,329
Investment securities sold	—	3,343,495
Deposits at broker for futures	—	36,480
Due from broker for futures	—	1,520

Total assets	177,139,374	15,422,200

Liabilities:
Payables:
Fund shares redeemed	1,301,527	2,108
Investment securities purchased	—	1,680,354
Variation margin	—	1,235
Accrued investment advisory fees	109,016	11,819
Accrued operating services fees	57,234	6,205
Accrued distribution expense	36,607	4,961
Accrued shareholder servicing fees	25,572	1,482
Other liabilities	—	13

Total liabilities	1,529,956	1,708,177

Net Assets	$175,609,418	$13,714,023

Net Assets Consist Of:
Capital stock	165,633,144	17,838,678
Undistributed (Accumulated) net investment income (loss)	(394,686)	203,948
Undistributed (Accumulated) net realized gain (loss)	8,166,090	(4,938,187)
Net unrealized appreciation (depreciation) on:
Investments	2,204,870	609,380
Futures	—	204

Total Net Assets	$175,609,418	$13,714,023

Calculation of Net Asset Value Per Share:
Net assets	$175,609,418	$13,714,023
Shares outstanding (unlimited shares of beneficial interest
authorized, no par value)	12,630,005	803,227
Net asset value, redemption and offering price per share	$13.90	$17.07

Cost of Investments	$173,275,106	$9,802,804

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	17

Statements of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

	Evolution Managed Bond Fund	Evolution All-Cap Equity Fund
Investment Income:
Dividend income (net of foreign withholding tax of $- and $692 ,respectively)	$816,709	$121,145
Interest income	852	581

Total investment income	817,561	121,726

Expenses:
Investment advisory fees	264,726	55,541
Operating services fees	111,183	23,327
Distribution expenses	66,182	13,886
Shareholder servicing fees	39,709	8,331

Total expenses before interest and expenses waived	481,800	101,085
Interest on line of credit	503	—
Less: Expenses waived by Adviser	(52,945)	(11,108)

Total expenses	429,358	89,977

Net investment income	388,203	31,749

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	1,408,720	522,458
Futures	(116,916)	82,621

	1,291,804	605,079

Capital gain distributions from regulated investment companies	19,703	569

Change in net unrealized appreciation (depreciation) on:
Investments	(2,087,032)	373,131
Futures	38,722	3,382

	(2,048,310)	376,513

Net realized and unrealized gain (loss) on investments	(736,803)	982,161

Net increase (decrease) in net assets resulting from operations	$(348,600)	$1,013,910

The accompanying notes are an integral part of these financial statements.

18	DIREXION SEMI-ANNUAL REPORT

Statements of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

	Evolution Market Leaders Fund	Evolution Alternative Investment Fund
Investment Income:
Dividend income (net of foreign withholding tax of $- and $19, respectively)	$1,959,315	$529,386
Interest income	937	1,672

Total investment income	1,960,252	531,058

Expenses:
Investment advisory fees	848,881	201,912
Operating services fees	356,530	84,803
Distribution expenses	212,220	50,478
Shareholder servicing fees	127,332	30,287

Total expenses before interest and expenses waived	1,544,963	367,480
Interest on line of credit	744	13
Less: Expenses waived by Adviser	(169,776)	(40,383)

Total expenses	1,375,931	327,110

Net investment income	584,321	203,948

Realized and unrealized gain (loss) on investments:
Net realized gain on:
Investments	11,684,004	2,769,552
Futures	—	256,860

	11,684,004	3,026,412

Capital gain distributions from regulated investment companies	16,053	138,235

Change in net unrealized appreciation (depreciation) on:
Investments	(1,936,653)	(767,641)
Futures	—	(155,994)

	(1,936,653)	(923,635)

Net realized and unrealized gain (loss) on investments	9,763,404	2,241,012

Net increase in net assets resulting from operations	$10,347,725	$2,444,960

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	19

Statements of Changes in Net Assets

	Evolution Managed Bond Fund		Evolution All-Cap Equity Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$388,203	$733,270	$31,749	$(2,703)
Net realized gain (loss) on investments and futures	1,291,804	2,851,158	605,079	(1,062,473)
Capital gain distributions from regulated investment companies	19,703	192,322	569	1,563
Change in net unrealized appreciation (depreciation) on investments and futures	(2,048,310)	483,722	376,513	(427,709)

Net increase (decrease) in net assets resulting from operations	(348,600)	4,260,472	1,013,910	(1,491,322)

Distributions to shareholders:
Net investment income	(525,464)	(1,262,242)	(6,186)	—
Net realized gain	(292,949)	—	—	—

Total distributions to shareholders	(818,413)	(1,262,242)	(6,186)	—

Capital share transactions:
Total increase (decrease) in net assets from capital share transactions(a)	(23,618,170)	2,935,155	(2,393,620)	(7,132,367)

Total increase (decrease) in net assets	(24,785,183)	5,933,385	(1,385,896)	(8,623,689)

Net assets:
Beginning of year/period	69,075,587	63,142,202	11,821,280	20,444,969

End of year/period	$44,290,404	$69,075,587	$10,435,384	$11,821,280

Undistributed (Accumulated) net investment income (loss), end of year/period	$(3,167)	$134,094	$31,749	$6,186

(a)	Summary of capital share transactions is as follows:

	Evolution Managed Bond Fund				Evolution All-Cap Equity Fund
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012		Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,878,921	$33,689,713	13,277,179	$234,926,811	77,796	$1,051,744	1,138,362	$15,474,078
Shares issued in reinvestment of distributions	45,847	818,413	71,589	1,262,232	462	6,186	—	—
Shares redeemed	(3,232,397)	(58,126,296)	(13,141,151)	(233,253,888)	(254,383)	(3,451,550)	(1,698,370)	(22,606,445)

Net increase (decrease)	(1,307,629)	$(23,618,170)	207,617	$2,935,155	(176,125)	$(2,393,620)	(560,008)	$(7,132,367)

The accompanying notes are an integral part of these financial statements.

20	DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Evolution Market Leaders Fund		Evolution Alternative Investment Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$584,321	$(265,950)	$203,948	$(46,447)
Net realized gain on investments and futures	11,684,004	2,632,243	3,026,412	2,028,009
Capital gain distributions from regulated investment companies	16,053	—	138,235	96,470
Change in net unrealized appreciation (depreciation) on investments and futures	(1,936,653)	2,137,948	(923,635)	1,129,725

Net increase (decrease) in net assets resulting from operations	10,347,725	4,504,241	2,444,960	3,207,757

Distributions to shareholders:
Net investment income	(979,007)	—	(72,703)	—
Net realized gain	(1,839,992)	—	—	—

Total distributions to shareholders	(2,818,999)	—	(72,703)	—

Capital share transactions:
Total increase (decrease) in net assets from capital share transactions(a)	726,555	29,881,409	(32,076,669)	(1,571,852)

Total increase (decrease) in net assets	8,255,281	34,385,650	(29,704,412)	1,635,905

Net assets:
Beginning of year/period	167,354,137	132,968,487	43,418,435	41,782,530

End of year/period	$175,609,418	$167,354,137	$13,714,023	$43,418,435

Undistributed (Accumulated) net investment income (loss), end of year/period	$(394,686)	$—	$203,948	$72,703

(a)	Summary of capital share transactions is as follows:

	Evolution Market Leaders Fund				Evolution Alternative Investment Fund
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012		Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold	5,710,528	$77,524,298	21,180,265	$277,289,289	904,750	$14,789,271	5,405,430	$84,721,995
Shares issued in reinvestment of distributions	210,335	2,816,379	—	—	4,406	72,703	—	—
Shares redeemed	(5,923,188)	(79,614,122)	(18,894,813)	(247,407,880)	(2,780,969)	(46,938,643)	(5,462,885)	(86,293,847)

Net increase (decrease)	(2,325)	$726,555	2,285,452	$29,881,409	(1,871,813)	$(32,076,669)	(57,455)	$(1,571,852)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	21

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/Period	Total Return[3]		Net Assets, End of Year/Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]		Portfolio Turnover Rate[4]
Evolution Managed Bond Fund
Six Months Ended February 28, 2013 (Unaudited)	$18.15	$0.13	$(0.27)	$(0.14)	$(0.18)	$(0.11)	$—	$(0.29)	$17.72	(0.78%	)[5]	$44,290	1.82%	1.62%	1.47%		176%	[5]
Year Ended August 31, 2012	17.54	0.18	0.64	0.82	(0.21)	—	—	(0.21)	18.15	4.74%		69,076	1.87%	1.75%	1.00%		496%
Year Ended August 31, 2011	17.54	0.25	(0.02)	0.23	(0.23)	—	—	(0.23)	17.54	1.36%		63,142	1.91%	1.91%	1.48%		506%
Year Ended August 31, 2010	16.57	0.34	0.93	1.27	(0.30)	—	—	(0.30)	17.54	7.78%		52,759	1.91%	1.91%	2.02%		390%
Year Ended August 31, 2009	16.41	0.37	0.12	0.49	(0.33)	—	—	(0.33)	16.57	3.04%		47,765	1.88%	1.87%	2.32%		425%
Year Ended August 31, 2008	16.83	0.59	(0.30)	0.29	(0.71)	—	—	(0.71)	16.41	1.78%		26,242	1.90%	1.75%	3.51%		439%
Evolution All-Cap Equity Fund
Six Months Ended February 28, 2013 (Unaudited)	12.98	0.04	1.20	1.24	(0.01)	—	—	(0.01)	14.21	9.54%	[5]	10,435	1.82%	1.62%	0.57%		524%	[5]
Year Ended August 31, 2012	13.90	—	(0.92)	(0.92)	—	—	—	—	12.98	(6.62%	)	11,821	1.85%	1.73%	(0.01%	)	1,542%
Year Ended August 31, 2011	12.04	(0.14)	2.00	1.86	—	—	—	—	13.90	15.45%		20,445	1.90%	1.90%	(0.96%	)	1,415%
Year Ended August 31, 2010	14.83	(0.09)	(2.70)	(2.79)	—	—	—	—	12.04	(18.81%	)	11,355	1.90%	1.90%	(0.65%	)	1,677%
Year Ended August 31, 2009	18.55	(0.07)	(3.65)	(3.72)	—	—	—	—	14.83	(20.05%	)	43,472	1.87%	1.85%	(0.48%	)	1,977%
Year Ended August 31, 2008	24.31	(0.06)	(1.96)	(2.02)	—	(3.74)	—	(3.74)	18.55	(10.07%	)	35,137	1.84%	1.75%	(0.27%	)	1,374%
Evolution Market Leaders Fund
Six Months Ended February 28, 2013 (Unaudited)	13.25	0.05	0.85	0.90	(0.09)	(0.16)	—	(0.25)	13.90	6.84%	[5]	175,609	1.82%	1.62%	0.69%		512%	[5]
Year ended August 31, 2012	12.85	(0.02)	0.42	0.40	—	—	—	—	13.25	3.11%		167,354	1.84%	1.70%	(0.18%	)	1,315%
Year Ended August 31, 2011	11.92	(0.11)	1.07	0.96	(0.03)	—	—	(0.03)	12.85	8.04%		132,968	1.90%	1.90%	(0.76%	)	781%
Year Ended August 31, 2010	11.35	(0.04)	0.64	0.60	(0.03)	—	—	(0.03)	11.92	5.29%		93,585	1.90%	1.90%	(0.33%	)	1,239%
Year Ended August 31, 2009	16.68	(0.02)	(5.31)	(5.33)	—	—	—	—	11.35	(31.95%	)	45,077	1.95%	1.90%	(0.16%	)	1,697%
Year Ended August 31, 2008	18.80	0.07	(2.10)	(2.03)	(0.06)	—	(0.03)	(0.09)	16.68	(10.86%	)	17,298	1.96%	1.75%	0.38%		1,191%
Evolution Alternative Investment Fund
Six Months Ended February 28, 2013 (Unaudited)	16.23	0.08	0.79	0.87	(0.03)	—	—	(0.03)	17.07	5.34%	[5]	13,714	1.82%	1.62%	1.01%		467%	[5]
Year ended August 31, 2012	15.29	(0.02)	0.96	0.94	—	—	—	—	16.23	6.15%		43,418	1.84%	1.70%	(0.10%	)	1,095%
Year Ended August 31, 2011	15.15	(0.15)	0.29	0.14	—	—	—	—	15.29	0.92%		41,783	1.90%	1.90%	(0.95%	)	1,073%
Year Ended August 31, 2010	15.52	(0.10)	(0.25)	(0.35)	(0.02)	—	—	(0.02)	15.15	(2.26%	)	32,125	1.90%	1.90%	(0.66%	)	879%
Year Ended August 31, 2009	17.63	(0.02)	(1.47)	(1.49)	(0.62)	—	—	(0.62)	15.52	(8.35%	)	20,102	1.99%	1.90%	(0.10%	)	785%
Year Ended August 31, 2008	20.48	0.45	(2.60)	(2.15)	(0.06)	(0.64)	—	(0.70)	17.63	(10.77%	)	25,037	1.89%	1.75%	2.32%		777%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Not annualized.

22	DIREXION SEMI-ANNUAL REPORT

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2013 (Unaudited)

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 21 series in operation of which four are included in this report, the Evolution Managed Bond Fund, the Evolution All-Cap Equity Fund, the Evolution Market Leaders Fund and the Evolution Alternative Investment Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.

The Evolution Managed Bond Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its assets (plus any borrowing for investment purposes) in fixed-income securities indirectly through securities that invest in or are a derivative of fixed-income securities, including exchange traded funds (ETFs), unit investment trusts (UITs) and closed-end and open-end investment companies. The Evolution All-Cap Equity Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities either directly through individual stocks and American Depository Receipts (ADRs) or indirectly through securities that invest in or are a derivative of equity securities, including ETFs, UITs and closed-end and open-end investment companies. The Evolution Market Leaders Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk by typically investing primarily in equity securities either directly or indirectly through individual stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities, including ETFs, UITs and closed-end and open-end investment companies. The Evolution Alternative Investment Fund seeks high total return on an annual basis with the S&P 500® Index consistent with a high tolerance for risk by investing primarily in securities, including dividend-paying equities or interest bearing fixed income securities, having a low or negative correlation with the S&P 500® Index (collectively, “alternative securities”) or indirectly through securities that invest in or are a derivative of alternative securities, including ETFs, UITs and closed-end and open-end investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities, exchange traded funds and over-the-counter securities are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by the Fund’s pricing service by using the mean prices or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or a Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued

DIREXION SEMI-ANNUAL REPORT	23

interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds follow authoritative standards of accounting for repurchase agreements which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. During the six months ended February 28, 2013, the Funds did not enter into transactions that were deemed secured borrowings. The Funds were not invested in repurchase agreements at February 28, 2013.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). A Fund enters into netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such netting agreements.

In a “long” swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amount. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

A Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of each Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. A Fund does not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to a Fund are collateralized daily directly to a Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The

24	DIREXION SEMI-ANNUAL REPORT

counterparty to a swap contract might default on its obligations. In addition, a Fund has agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds.

The Funds were not invested in swap contracts at February 28, 2013.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds were not invested in short positions at February 28, 2013.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Evolution Managed Bond Fund, the Evolution Alternative Investment Fund and the Evolution All-Cap Equity Fund were invested in futures contracts at February 28, 2013.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate all cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options at February 28, 2013.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

DIREXION SEMI-ANNUAL REPORT	25

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

k) Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the six months ended February 28, 2013 and the year ended August 31, 2012 were as follows:

	Evolution Managed Bond Fund		Evolution All-Cap Equity Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Distributions paid from:
Ordinary Income	$525,464	$1,262,242	$6,186	$—
Long-Term Capital Gains	292,949	—	—	—

Total Distributions paid	$818,413	$1,262,242	$6,186	$—

	Evolution Market Leaders Fund		Evolution Alternative Investment Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Distributions paid from:
Ordinary Income	$2,750,796	$ —	$72,703	$—
Long-Term Capital Gains	68,203	—	—	—

Total Distributions paid	$2,818,999	$ —	$72,703	$—

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2012. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2012, the components of distributable earnings of the Funds on a tax basis were as follows:

	Evolution Managed Bond Fund	Evolution All-Cap Equity Fund	Evolution Market Leaders Fund	Evolution Alternative Investment Fund
Net unrealized appreciation/(depreciation)	$3,638,864	$(123,724)	$2,366,380	$565,011

Undistributed ordinary income	134,094	6,186	12,983	72,703
Undistributed long-term capital gain	—	—	68,185	—

Total distributable earnings	134,094	6,186	81,168	72,703

Other accumulated loss	(672,751)	(21,604,739)	—	(7,180,022)

Total accumulated earnings/(loss)	$3,100,207	$(21,722,277)	$2,447,548	$(6,542,308)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year loss deferrals and/or unrealized gain/(loss) on derivative positions.

26	DIREXION SEMI-ANNUAL REPORT

The cost basis for investments for Federal income tax purposes as of February 28, 2013 was as follows:

	Evolution Managed Bond Fund	Evolution All-Cap Equity Fund	Evolution Market Leaders Fund	Evolution Alternative Investment Fund
Tax cost of investments	$41,591,480	$9,161,480	$175,050,249	$10,614,814
Gross unrealized appreciation	2,628,364	469,612	2,838,757	626,247
Gross unrealized depreciation	(1,076,532)	(220,205)	(2,409,030)	(828,877)

Net unrealized appreciation/(depreciation)	$1,551,832	$249,407	$429,727	$(202,630)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2012. Qualified late year ordinary losses are specified losses generally incurred between January 1 and the end of their fiscal year, August 31, 2012.

At August 31, 2012, the following Funds deferred, on a tax basis, qualified late year losses of:

Post-October Capital Losses
Evolution Managed Bond Fund	$—
Evolution All-Cap Equity Fund	(1,330,999)
Evolution Market Leaders Fund	—
Evolution Alternative Investment Fund	—

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At August 31, 2012, the following Funds had capital loss carryforwards on a tax basis of:

	Capital Losses Expiring
	8/31/2016	8/31/2017	8/31/2018	8/31/2019	ST Indefinite
Evolution Managed Bond Fund	$—	$(672,751)	$—	$—	$—
Evolution All-Cap Equity Fund	(3,893,085)	(8,377,957)	(4,229,896)	(2,414,502)	(1,358,300)
Evolution Market Leaders Fund	—	—	—	—	—
Evolution Alternative Investment Fund	(311,556)	(6,768,541)	—	(99,925)	—

Capital Loss Utilized during year ended August 31, 2012:
Evolution Managed Bond Fund	$2,444,581
Evolution Alternative Investment Fund	720,026

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of February 28, 2013, open Federal and state income tax years include the tax years ended August 2010 to August 2012. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

DIREXION SEMI-ANNUAL REPORT	27

l) Credit Facility – U.S. Bank, N.A. (“U.S. Bank”) has made available to the Funds a credit facility pursuant to a Line of Credit Agreement (“Line of Credit”) for meeting redemption requests. The following Funds utilized the Line of Credit during the six months ended February 28, 2013:

	Available Borrowing (Lesser of 33 1/3% of Fund’s Net Assets or)	Outstanding Balance as of February 28, 2013	Maximum Amount Outstanding during the Six Months Ended February 28, 2013	Average Daily Balance	Interest Expense	Borrowings Charged Interest At
Evolution Managed Bond Fund	$13,000,000	$—	$2,684,000	$36,414	$503	Prime Rate less 1/2%
Evolution All-Cap Equity Fund	2,500,000	—	—	—	—	Prime Rate less 1/2%
Evolution Market Leaders Fund	22,000,000	—	1,862,000	53,746	744	Prime Rate less 1/2%
Evolution Alternative Investment Fund	8,500,000	—	176,000	972	13	Prime Rate less 1/2%

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds’ maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the six months ended February 28, 2013, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Purchases	Sales
Evolution Managed Bond Fund	$91,197,611	$114,462,412
Evolution All-Cap Equity Fund	50,773,924	52,697,113
Evolution Market Leaders Fund	862,770,053	862,814,872
Evolution Alternative Investment Fund	165,904,327	196,312,117

The Funds had no purchases or sales of long-term U.S. Government securities during the six months ended February 28, 2013.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund’s average daily net assets at the annual rates presented below:

Evolution Managed Bond Fund	1.00%
Evolution All-Cap Equity Fund	1.00%
Evolution Market Leaders Fund	1.00%
Evolution Alternative Investment Fund	1.00%

Effective December 29, 2011, the Adviser has contractually agreed to waive a portion of each Fund’s investment advisory fees at an annual rate of 0.20% of the Fund’s average daily net assets through May 1, 2014. In addition, the Adviser has entered into sub-advisory agreements relating to the Funds whereby the sub-advisor, Flexible Plan Investments, Ltd., will direct investment activities of the Funds. The Adviser pays, out of the management fees it receives from the Funds, a fee for these sub-advisory services.

28	DIREXION SEMI-ANNUAL REPORT

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the average net assets of each Fund and the below amount:

Evolution Managed Bond Fund	0.42%
Evolution All-Cap Equity Fund	0.42%
Evolution Market Leaders Fund	0.42%
Evolution Alternative Investment Fund	0.42%

Distribution Expenses: Shares of the Funds are subject to an annual Rule 12b-1 fee equal to 0.25% of the average daily net assets.

Shareholder Servicing Fees: The Board has also authorized each Fund’s shares to pay a shareholder servicing fee of 0.15% of each Fund’s average daily net assets. The Trust, on behalf of each Fund, pays the fee to financial institutions and other persons who provide services for and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds, and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. There were no Rule 12b-1 fees retained by the Distributor for the six months ended February 28, 2013. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds’ net assets as of February 28, 2013:

	Evolution Managed Bond Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies — Fixed Income	$43,143,312	$—	$—	$43,143,312
Other Financial Instruments*	(5,220)	—	—	(5,220)

	Evolution All-Cap Equity Fund
Asset Class	Level 1	Level 2	Level 3	Total
Equity Securities	$8,721,282	$—	$—	$8,721,282
Investment Companies — Equity	689,605	—	—	689,605
Other Financial Instruments*	3,382	—	—	3,382

	Evolution Market Leaders Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies — Equity	$175,479,976	$—	$—	$175,479,976

DIREXION SEMI-ANNUAL REPORT	29

	Evolution Alternative Investment Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies — Equity	$9,874,230	$537,954	$—	$10,412,184
Other Financial Instruments*	204	—	—	204

For further detail on each asset class, see the Schedule of Investments.

*	Other financial instruments include futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the six months ended February 28, 2013 and year ended August 31, 2012. The Funds held no Level 3 securities during the six months ended February 28, 2013. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of February 28, 2013, the Evolution Managed Bond Fund and Evolution Alternative Investment Fund were invested in futures contracts.

At February 28, 2013, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives[1]
		Interest rate risk	Equity risk	Total
Evolution All-Cap Equity Fund	Futures contracts*	$—	$3,382	$3,382
Evolution Alternative Investment Fund	Futures contracts*	—	204	204

[1]	Statement of Assets and Liabilities location: Variation margin receivable.
*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

Liability derivatives[1]
		Interest rate risk	Equity risk	Total
Evolution Managed Bond Fund	Futures contracts*	$5,220	$—	$5,220

[1]	Statement of Assets and Liabilities location: Variation margin payable.

*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

30	DIREXION SEMI-ANNUAL REPORT

Transactions in derivative instruments during the six months ended February 28, 2013, by primary risk, were as follows:

		Interest rate risk	Equity risk	Total
Evolution Managed Bond Fund	Net Realized gain (loss)[1]
	Futures contracts	$(116,916)	$—	$(116,916)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	38,722	—	38,722
Evolution All-Cap Equity Fund	Net Realized gain (loss)[1]
	Futures contracts	—	82,621	82,621
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	—	3,382	3,382
Evolution Alternative Investment Fund	Net Realized gain (loss)[1]
	Futures contracts	—	256,860	256,860
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	—	(155,994)	(155,994)

[1]	Statement of Operations location: Net realized gain (loss) on futures.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on futures.

For the six months ended February 28, 2013, the volume of the derivatives held by the Funds was as follows:

	Quarterly average gross notional amounts
	Long Futures Contracts	Short Futures Contracts
Evolution Managed Bond Fund	$720,646	$1,189,203
Evolution All-Cap Equity Fund	99,656	282,733
Evolution Alternative Investment Fund	3,596,976	659,710

The Funds utilized this volume of derivatives as a substitute for investing in comparable positions in underlying securities and/or as a means to limit exposures of the Funds’ position. During the six months ended February 28, 2013, the Evolution Managed Bond Fund, Evolution All-Cap Equity Fund and Evolution Alternative Investment Fund maintained a consistent volume of its investments in futures contracts. These investments in futures contracts shifted between long and short contracts as market conditions dictated.

7.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the financial statements.

8.	SUBSEQUENT EVENTS

The Funds follow authoritative standards of accounting for and disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

DIREXION SEMI-ANNUAL REPORT	31

Additional Information

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

32	DIREXION SEMI-ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	22	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	140	None.
Gerald E. Shanley III Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	140	None.
John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	140	Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 44 of the 118 funds currently registered with the SEC.

DIREXION SEMI-ANNUAL REPORT	33

Direxion Funds

TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 44	Chief Executive Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	118	N/A
Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)
Patrick J. Rudnick Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, USBFS, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A
Angela Brickl Age: 36	Secretary Chief Compliance Officer	One Year; Since 2011 One Year; Since 2012	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A
(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 44 of the 118 funds currently registered with the SEC.

34	DIREXION SEMI-ANNUAL REPORT

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the semi-annual report.

PN-1

SEMI-ANNUAL REPORT FEBRUARY 28, 2013

Advisor

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Sub-Advisor

Flexible Plan Investments, Ltd.

3883 Telegraph Road

Bloomfield Hills, MI 48302

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Ave., 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT FEBRUARY 28, 2013

HCM Freedom Fund

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, New York 10019

(800) 851-0511

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery you can:

•	Receive email notifications when your most recent shareholder communications are available for review.
•	Access prospectuses, annual reports and semiannual reports online.

It’s easy to enroll:

1.	Visit www.direxionfunds.com/edelivery

2.	Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

LETTERS TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the HCM Freedom Fund covers the period from September 1, 2012 to February 28, 2013 (the “Semi Annual Period”). Horizon Capital Management, Inc. serves as the sub-advisor to the Fund. The Semi Annual Period was broadly characterized by rising equity indexes, interest rates remaining historically low, and periods of increased volatility.

Equities:

During the Semi Annual Period equities rallied, despite some volatility during two distinct periods. First, stocks suffered setbacks during a stretch from late October through November 2012, surrounding the U.S. Presidential Election, and again in the second half of December as the potential Fiscal Cliff grew near. The S&P 500® Index, despite those brief setbacks, added 8.95% for the period, inclusive of dividends. The Financial sector within the S&P 500® Index was the largest gainer during the period, adding 16.36%; while Industrials and Healthcare also added over 12% each. The worst performing sector in the S&P 500® Index was Information Technology, which was the only industry sector to lose ground for the period, returning -3.46%. The gains of the Financial sector during the Semi Annual Period reflected the tailwinds provided by the Federal Reserve’s Quantitative Easing program, as well as growing belief in the recovery of the domestic housing market.

Fixed Income:

Although interest rates remained historically very low during the Semi Annual Period, yields on both long-term and intermediate-term U.S. government securities reached the high-end of their recent range during late January and early February 2013. Although the safe haven characteristics of U.S. Treasury securities were triggered during the equity pullback surrounding the Presidential Election, prices fell into the end of the Semi Annual Period as markets priced a resolution to the possible Fiscal Cliff dilemma in Washington D.C, and yields rose. By late January 2013, the 10-Year Treasury Note would yield over 2%, and the 30-Year Treasury Note over 3.2%. Yields softened once more during the last week of the period, closing off the highs installed in the middle of February, as Federal Reserve officials reiterated their pledge for continued purchases of Treasury Bonds under the Quantitative Easing program.

The HCM Freedom Fund is benchmarked to the S&P 500® Index. The Fund returned 3.47% during the Semi Annual Period, as compared to the benchmark’s return of 8.95%. The portfolio management team maintained a reserved economic outlook. As a result, the Fund followed a more patient approach throughout the Semi Annual Period with positions in low-risk, fixed income instruments seeking capital appreciation and low volatility.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Eric W. Falkeis President	Dexter Lyons Horizon Capital Management, Inc.	Mark Thomas Horizon Capital Management, Inc.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of February 28, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratio of the HCM Freedom Fund, net of any fee, waivers or expense reimbursements is 2.88%.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratio would be 2.35%.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: April 29, 2013

4	DIREXION SEMI-ANNUAL REPORT

Expense Example

February 28, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (September 1, 2012 — February 28, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION SEMI-ANNUAL REPORT	5

Expense Example

February 28, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period[2]
HCM Freedom Fund
Based on actual fund return	2.35%	$1,000.00	$1,034.70	$11.86
Based on hypothetical 5% return	2.35%	1,000.00	1,013.14	11.73

[1]	Annualized
[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of September 1, 2012 to February 28, 2013, then divided by 365.

Allocation of Portfolio Holdings

February 28, 2013 (Unaudited)

	Cash*	Investment Companies	Total
HCM Freedom Fund	1%	99%	100%

*	Cash, cash equivalents and other assets less liabilities.

6	DIREXION SEMI-ANNUAL REPORT

HCM Freedom Fund

Schedule of Investments

February 28, 2013 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 98.6%
423,729	DWS Floating Rate Fund	$4,012,712
467,290	Ivy High Income Fund	4,046,729
14,970	OnTrack Core Fund(a)	750,599
1,136,837	PIMCO Income Fund	14,267,301

	TOTAL INVESTMENT COMPANIES (Cost $22,853,344)	$23,077,341

	TOTAL INVESTMENTS (Cost $22,853,344) - 98.6%	$23,077,341
	Other Assets in Excess of Liabilities - 1.4%	317,446

	TOTAL NET ASSETS - 100.0%	$23,394,787

Percentages are stated as a percent of net assets.

(a)	Non income producing

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	7

Statement of Assets and Liabilities

February 28, 2013 (Unaudited)

HCM Freedom Fund
Assets:
Investments, at market value (Note 2)	$23,077,341
Cash	274,414
Receivables:
Dividends and interest	85,130

Total assets	23,436,885

Liabilities:
Payables:
Accrued investment advisory fees	17,914
Accrued distribution expense	14,331
Accrued operating services fees	9,853

Total liabilities	42,098

Net Assets	$23,394,787

Net Assets Consist Of:
Capital stock	41,209,297
Undistributed net investment income	90,320
Accumulated net realized loss	(18,128,827)
Net unrealized appreciation (depreciation) on:
Investments	223,997

Total Net Assets	$23,394,787

Calculation of Net Asset Value Per Share:
Net assets	$23,394,787
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,475,691
Net asset value, redemption and offering price per share	$15.85

Cost of Investments	$22,853,344

The accompanying notes are an integral part of these financial statements.

8	DIREXION SEMI-ANNUAL REPORT

Statement of Operations

For the Six Months Ended February 28, 2013 (Unaudited)

HCM Freedom Fund
Investment income:
Dividend income	$696,086
Interest income	21,780

Total investment income	717,866

Expenses:
Investment advisory fees	118,702
Distribution expenses	94,962
Operating services fees	65,286

Total expenses	278,950

Net investment income	438,916

Realized and unrealized gain (loss) on investments:
Net realized gain on:
Investments	1,286,729

Change in net unrealized appreciation (depreciation) on:
Investments	(899,719)

Net realized and unrealized gain (loss) on investments	387,010

Net increase in net assets resulting from operations	$825,926

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	9

Statement of Changes in Net Assets

	HCM Freedom Fund
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in net assets from:
Operations
Net investment income	$438,916	$356,492
Net realized gain (loss) on investments	1,286,729	(340,946)
Change in net unrealized appreciation (depreciation) on investments	(899,719)	1,184,190

Net increase in net assets resulting from operations	825,926	1,199,736

Distributions to shareholders:
Net investment income	(704,881)	(152,356)

Capital share transactions:
Total decrease in net assets from capital share transactions(a)	(1,272,655)	(2,849,177)

Total decrease in net assets	(1,151,610)	(1,801,797)

Net assets:
Beginning of year/period	24,546,397	26,348,194

End of year/period	$23,394,787	$24,546,397

Undistributed net investment income, end of year/period	$90,320	$356,285

(a)	Summary of capital share transactions is as follows:

	HCM Freedom Fund
	Six Months Ended February 28, 2013 (Unaudited)		Year Ended August 31, 2012
	Shares	Value	Shares	Value
Shares sold	8,767	$138,157	53,181	$787,382
Shares issued in reinvestment of distributions	42,926	668,795	9,991	145,268
Shares redeemed	(130,813)	(2,079,607)	(248,921)	(3,781,827)

Net decrease	(79,120)	$(1,272,655)	(185,749)	$(2,849,177)

The accompanying notes are an integral part of these financial statements.

10	DIREXION SEMI-ANNUAL REPORT

Financial Highlights

											RATIOS TO AVERAGE NET ASSETS
Year/Period	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[2]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Distributions	Net Asset Value, End of Year/Period	Total Return[3]		Net Assets, End of Year/Period (,000)	Total Expenses[1]	Net Expenses[1]	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment[1]	Portfolio Turnover Rate[4]
HCM Freedom Fund
Six months ended February 28, 2013 (Unaudited)	$15.79	$0.29	$0.25	$0.54	$(0.48)	$(0.48)	$15.85	3.47%	[5]	$23,395	2.35%	2.35%	3.70%	298%	[5]
Year ended August 31, 2012	15.14	0.21	0.53	0.74	(0.09)	(0.09)	15.79	4.92%		24,546	2.35%	2.35%	1.39%	434%
Year ended August 31, 2011	15.19	0.25	0.18	0.43	(0.48)	(0.48)	15.14	2.88%		26,348	2.35%	2.35%	1.65%	249%
Year ended August 31, 2010	14.47	1.08	0.50	1.58	(0.86)	(0.86)	15.19	11.16%		27,939	2.35%	2.35%	7.20%	468%
Year ended August 31, 2009	14.68	0.01	0.40	0.41	(0.62)	(0.62)	14.47	2.83%		25,209	2.42%	2.43%	0.05%	1,311%
Year ended August 31, 2008	17.46	0.06	(0.70)	(0.64)	(2.14)	(2.14)	14.68	(4.43%	)	25,517	2.50%	2.45%	0.35%	2,886%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]

Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[5]	Not annualized.

DIREXION SEMI-ANNUAL REPORT	11

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

February 28, 2013 (Unaudited)

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 21 series of which 1 is included in this report: the HCM Freedom Fund (the “Fund”). The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.

The HCM Freedom Fund’s objective is long-term capital appreciation with lower volatility than the overall market by employing a dynamic asset allocation strategy. The Fund has great flexibility in deciding in what to invest and when to invest, and may invest in a broad range of equity and fixed income securities, both domestically and internationally, as well as derivative instruments of these securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation  – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund is determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities, exchange-traded funds and over-the-counter securities are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds are valued at their respective quoted NAV on the valuation dates. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with a maturity of 60 days or less at time of purchase and money market securities are valued using the amortized cost method. Other debt securities are valued using the mean prices provided by the Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund follows authoritative standards of accounting for repurchase agreements, which modify the criteria for determining effective control of transferred assets and as a result certain repurchase agreements may now be accounted for as secured borrowings. During the six months ended February 28, 2013, the Fund did not enter into transactions that were deemed secured borrowings. The Fund was not invested in repurchase agreements at February 28, 2013.

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional

12	DIREXION SEMI-ANNUAL REPORT

amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund enters into netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, the Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such netting agreements.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of the Fund. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral on the Statement of Assets & Liabilities. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are collateralized daily directly to the Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, the Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Fund has agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances included agreed upon net asset value and performance-based thresholds.

The Fund was not invested in swap contracts at February 28, 2013.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent

DIREXION SEMI-ANNUAL REPORT	13

fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Fund was not invested in short positions at February 28, 2013.

e) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign countries. Upon entering into a contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Fund was not invested in stock index futures contracts at February 28, 2013.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Fund was not invested in any type of options at February 28, 2013.

g) Security Transactions – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for Federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Fund daily. Expenses are computed based on the Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

j) Distributions to Shareholders – The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The Fund paid ordinary income distributions of $704,881 during the six months ended February 28, 2013 and $152,356 for the year ended August 31, 2012.

The Fund may designate as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2012. To the extent necessary to fully distribute such capital gains, the Fund also designates earnings and profits distributed to shareholders on the redemption of shares.

14	DIREXION SEMI-ANNUAL REPORT

As of August 31, 2012, the components of distributable earnings of the Fund on a tax basis were as follows:

HCM Freedom Fund
Net unrealized appreciation	$1,123,716

Undistributed ordinary income	356,285
Undistributed long-term capital gain	—

Total distributable earnings	356,285

Other accumulated loss	(19,415,556)

Total accumulated loss	$(17,935,555)

Other accumulated gain/ (loss) is generally comprised of capital loss carryforwards.

The cost basis for investments for Federal income tax purposes as of February 28, 2013 was as follows:

HCM Freedom Fund
Tax cost of investments	$22,853,344
Gross unrealized appreciation	223,997
Gross unrealized depreciation	—

Net unrealized appreciation	$223,997

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At August 31, 2012, the Fund had capital loss carryforwards on a tax basis of:

	Capital Losses Expiring
	8/31/2014	8/31/2015	8/31/2016	8/31/2017	Indefinite ST	Indefinite LT
HCM Freedom Fund	$(6,321,052)	$(5,679,579)	$(1,637,612)	$(5,404,099)	$(128,427)	$(244,787)

To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2012, open Federal and state income tax years include the tax years ended August 2010 to August 2012. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

k) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIREXION SEMI-ANNUAL REPORT	15

3.	INVESTMENT TRANSACTIONS

During the six months ended February 28, 2013, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were $64,750,000 and $66,412,128 respectively. The Fund had no purchases or sales of long-term U.S. Government securities during this period.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to the Fund’s average daily net assets at an annual rate of 1.00%.

In addition, the Adviser has entered into sub-advisory agreements with Horizon Capital Management, Inc. whereby the sub-advisor will direct investment activities of the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

Operating Services Agreement: The Fund has entered into an Operating Service Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Fund. In consideration for the services rendered pursuant to the Agreement, the Fund will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.55%. The monthly fee is calculated on an annualized basis on the average net assets of the Fund.

Distribution Expenses: Shares of the Fund are subject to an annual Rule 12b-1 fee of 0.80% for the Fund’s average daily net assets.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. There were no Rule 12b-1 fees retained by the Distributor for the six months ended February 28, 2013. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2013:

	HCM Freedom Fund
Asset Class	Level 1	Level 2	Level 3	Total
Investment Companies — Fixed Income	$22,326,742	$750,599	$—	$23,077,341

For further detail on each asset class, see Schedule of Investments.

16	DIREXION SEMI-ANNUAL REPORT

The Fund also follows authoritative accounting standards which improve disclosure about fair value measurements. These standards require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales must be shown on a gross basis in Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the six months ended February 28, 2013 or the year ended August 31, 2012. The Fund held no Level 3 securities during the six months ended February 28, 2013. It is the Fund’s policy to recognize transfers into Level 3 at the value as of the beginning of the period.

6.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the financial statements.

7.	SUBSEQUENT EVENTS

The Fund follows authoritative standards for accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the issuance of the Fund’s financial statements and has determined there is no impact to the Fund’s financial statements.

DIREXION SEMI-ANNUAL REPORT	17

Additional Information

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

18	DIREXION SEMI-ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	22	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	140	None.

Gerald E. Shanley III Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	140	None.

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	140	Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 44 of the 118 funds currently registered with the SEC.

DIREXION SEMI-ANNUAL REPORT	19

Direxion Funds

TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 44	Chief Executive Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	118	N/A

Eric Falkeis: Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, USBFS, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary Chief Compliance Officer	One Year; Since 2011 One Year; Since 2012	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 44 of the 118 funds currently registered with the SEC.

20	DIREXION SEMI-ANNUAL REPORT

THIS PAGE INTENTIONALLY LEFT BLANK

21

THIS PAGE INTENTIONALLY LEFT BLANK

22

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the semi-annual report.

PN-1

SEMI-ANNUAL REPORT FEBRUARY 28, 2013

Advisor

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Sub-Advisor

HCM Sub-Advisor

Horizon Capital Management, Inc.

106 Valerie Drive

Lafayette, LA 70508-6008

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Ave., 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Direxion Funds

By (Signature and Title	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date 5/2/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date 5/2/2013

By (Signature and Title)*	/s/ Patrick Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date 5/2/2013

*	Print the name and title of each signing officer under his or her signature.